The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

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Provident Investment Counsel Flexible Growth Fund, Class I

(formerly, Provident Investment Counsel Mid Cap Fund, Class B)
Provident Investment Counsel Select Growth Fund, Class I
(formerly, Provident Investment Counsel Twenty Fund, Class I)
Provident Investment Counsel Small Cap Growth Fund, Class A
Provident Investment Counsel Small Cap Growth Fund, Class I

Advisor:
Provident Investment Counsel (“PIC”)

Prospectus
February 28, 2005

Risk/Return Summary

The Principal Goal, Strategies and Risks of the Funds

The investment objectives for the Flexible Growth Fund, Select Growth Fund and Small Cap Growth Fund (each a “Fund” and collectively the “Funds”) are long-term growth of capital.

Each Fund’s principal investment strategies are described below:

Provident Investment Counsel Small Cap Flexible Growth Fund
Strategy: The Provident Investment Counsel Flexible Growth Fund (the “Flexible Growth Fund”), formerly the Provident Investment Company Mid Cap Fund, invests at least 80% of its assets in the common stock of large-sized and medium-sized companies at time of initial purchase. The capitalization range of companies that are purchased for the Fund span a broad range going from the smallest company within the Russell Midcap Growth Index (at 06/25/04 reconstitution, $1.2 billion) to the largest capitalization company within the Russell 1000 Growth Index (at 06/25/04 reconstitution, $325 billion). In selecting investments, PIC does an analysis of individual companies across this broad range, selecting those companies that have strong earnings revisions, quality management, and are leaders in their industry or peer group. Depending on economic and stock market conditions the Fund may shift significantly the average weighted market capitalization of the Fund’s holdings. In all cases, PIC concentrates the Fund assets in those companies believed to have the best prospects for future growth of earnings and revenues.

Provident Investment Counsel Small Cap Select Growth Fund
Strategy: Normally, the Provident Investment Counsel Select Growth Fund, formerly, the Provident Investment Counsel Twenty Fund (the “Select Growth Fund”) invests in approximately 15-30 stocks selected primarily from the stocks contained within the S&P/BARRA Growth and Russell 1000 Growth Indices. The Fund may also invest in companies contained within the S&P/BARRA Value and Russell 1000 Value Indices. The Fund primarily emphasizes large companies (i.e., companies with market capitalizations of $3 billion or greater at the time of purchase). In selecting investments, PIC does an analysis of, and invests in, individual companies that have at least one or more catalysts for growth. The catalysts may include matters such as new products, exploitation of demographic trends, proprietary products, gaining market share, and/or an improving cost structure that will permit the companies to attain or maintain very strong earnings per share growth.

Provident Investment Counsel Small Cap Growth Fund
Strategy: Provident Investment Counsel Small Cap Growth Fund (the “Small Cap Growth Fund”) invests at least 80% of its assets in the common stock of small-capitalization companies. Small-capitalization companies are those whose market capitalization range at the time of initial purchase are $50 million to $1.5 billion and/or those companies whose market capitalization size is consistent with the current market capitalization size of the Russell 2000 Growth Index. As of the June 25, 2004 reconstitution, the market capitalization range of the Russell 2000 Growth Index was $158 million to $1.63 billion. The Russell 2000 Growth Index may periodically change its capitalization range. In selecting investments, PIC does an analysis of individual companies and invests in those small-capitalization companies, which it believes have the best prospects for future growth of earnings and revenue.

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The Principal Risks of Investing in the Funds

By themselves, the Funds are not complete, balanced investment plans. And the Funds cannot guarantee that they will reach their goal. As with all mutual funds, there is the risk that you could lose money on your investment in the Funds. For example, the following risks could affect the value of your investment:

Management Risks: (All Funds) As with all mutual funds, at any time, your investment in the Funds may be worth more or less than the price you originally paid for it. There is also a possibility that the Funds will not achieve their goals. This could happen because their strategies failed to produce the intended results or because PIC did not implement its strategy properly. You may lose money by investing in the Funds.

Market Risk: (Applies to All Funds) The value of the Funds’ investments will vary from day to day. The value of the Funds’ investments generally reflect market conditions, interest rates and other company, political and economic news. Stock prices can rise and fall in response to these factors for short or extended periods of time. Therefore, when you sell your shares, you may receive more or less money than you originally invested.

Equity Risks: (Applies to All Funds) As with all equity funds, the risks that could affect the value of the Funds’ shares and the total return on your investment include the possibility that the equity securities held by the Funds will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Growth Company Risks: (Applies to All Funds) The Funds invest primarily in stocks of companies that PIC believes will have above average revenue and earnings growth for the market on which the stock is primarily traded. Such companies’ earnings and/or revenues may not grow as quickly as projected. In addition, “growth stocks” may under perform other segments of the equity markets or the markets as a whole as a result of various factors such as a downturn in the economy or the prospects for a particular sector of the economy.

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Non-Diversification Risks: (Applies to the Select Growth Fund) Since the Fund is nondiversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Diversifying a mutual fund’s investment can reduce the risks of investing by limiting the amount of money it invests in any one issuer. Therefore, being non-diversified may cause the value of the Fund’s shares to be more sensitive to changes in the market value of a single issuer than diversified mutual funds.

Small and Medium Company Risk: (Applies to the Flexible Growth Fund and Small Cap Growth Fund) The securities of small and medium, less well-known companies may be more volatile than those of larger companies. Such companies may have limited product lines, markets or financial resources and their securities may have limited market liquidity. These risks are greater for small-sized companies.

Foreign Securities Risk: (Applies to All Funds) The Funds may invest in foreign securities. Investments in foreign securities involve risks that are not typically associated with domestic securities. The performance of foreign securities depends on different political and economic environments and other overall economic conditions than domestic securities. Changes in foreign currency exchange rates will affect the values of investments quoted in currencies other than the U.S. dollar. Less information may be publicly available about foreign issuers. Foreign stock markets have different clearance and settlement procedures, and higher commissions and transaction costs, than U.S. markets. Certain other adverse developments could occur, such as expropriation or confiscatory taxation, political or social instability, or other developments that could adversely affect the Fund’s investments and its ability to enforce contracts.

Portfolio Turnover Risk: (Applies to All Funds) A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal tax laws. A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect the Funds’ performance.

Who May Want to Invest

Flexible Growth Fund
The Flexible Growth Fund may be appropriate for investors who are seeking capital appreciation through a portfolio of large and medium-size companies and who are willing to accept the greater risk of investing in such companies.

Select Growth Fund
The Select Growth Fund may be appropriate for investors who are seeking long-term growth of capital.

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Small Cap Growth Fund
The Small Cap Growth Fund may be appropriate for investors who are seeking capital appreciation through a portfolio of small-size companies and are willing to accept the greater risk of investing in such companies.

Performance

Flexible Growth Fund
On July 1, 2004, the Flexible Growth Fund changed its name and share class from Provident Investment Counsel Mid Cap Fund, Class B (“Mid Cap Fund”) to Provident Investment Counsel Flexible Growth Fund, Class I. The Flexible Growth Fund also changed certain investment strategies and policies. Both the bar chart and table below reflect the performance of the Flexible Growth Fund (formerly Mid Cap Fund). The bar chart shows changes in the Flexible Growth Fund’s (formerly Mid Cap Fund’s) performance from year to year. The table shows how the Flexible Growth Fund’s (formerly Mid Cap Fund’s) average annual returns compared over time with those of the Russell Midcap Growth Index. Unless otherwise indicated, the bar chart and table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Fund’s performance would be reduced. Past performance (before and after taxes) is not an indication of future performance. Average annual returns may have been lesser or greater if the Flexible Growth Fund (formerly Mid Cap Fund) was managed pursuant to current investment strategies.

*
The Provident Investment Counsel Mid Cap Growth Fund B began operations on March 31, 1999 as a mutual fund organized as a series of PIC Investment Trust, a Delaware statutory trust (the “Predecessor Fund”), and reorganized into the Mid Cap Fund, as a newly formed series of Advisors Series Trust (the “Trust”) as of December 22, 2003.

The bar chart above does not reflect sales charges, which would lower the returns shown.

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During the periods shown, the Flexible Growth Fund’s (formerly Mid Cap Fund’s) best performance for a quarter was 26.22% (for the first quarter 2000). The Flexible Growth Fund’s (formerly Mid Cap Fund’s) worst performance was -30.88% (for the third quarter 2001).

Average Annual Total Returns as of December 31, 2004

	1 Year	5 Year	Flexible Growth Fund (4) Since Inception March 31, 1999
Flexible Growth Fund (formerly Mid Cap Fund)
Return Before Taxes	5.67%	-2.67%	7.41%
Return After Taxes on Distributions	5.67%	-2.93%	7.26%
Return After Taxes on Distributions and Sale of Fund shares (1)	3.69%	-2.32%	6.46%
Russell Midcap Growth Index(2)	15.48%	-3.36%	3.71%
Russell 1000 Growth Index (3)	6.30%	-9.29%	-4.47%
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(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)	The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. This index assumes the reinvestment of dividends and does not incur expenses and is not available for investment.

(3)	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index assumes the reinvestment of dividends and does not incur expenses and is not available for investment.

(4)	Returns shown in the above table represent the experience of the Predecessor Mid Cap Fund.

Select Growth Fund
The Provident Investment Counsel Twenty Fund I (the “Predecessor Twenty Fund”) began operations on April 30, 2000 as a series of UAM Funds Trust. On April 1, 2002, the Predecessor Twenty Fund became a series of PIC Investment Trust, a Delaware statutory trust. On December 19, 2003, the Predecessor Twenty Fund reorganized into the Provident Investment Counsel Select Growth Fund (formerly the Provident Investment Counsel Twenty Fund) a newly formed series of Advisors Series Trust (the “Trust”). The Fund adopted an investment objective and certain investment strategies and policies identical as those of the Predecessor Twenty Fund. On October 1, 2004, the Fund changed its name to the Provident Investment Counsel Select Growth Fund. The bar chart and table reflect the Fund’s performance after the reorganization and the Predecessor Twenty Fund’s performance for periods prior to the reorganization. The bar chart demonstrates the risks of investing in the Fund by showing changes in performance from year to year. The table below also demonstrates these risks, which shows how the average annual returns compare over time with those of the S&P 500 Index and the Russell 1000 Growth Index. Unless otherwise indicated, the bar chart and table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Fund and Predecessor Twenty Fund’s performance would be reduced. Past performance (before and after taxes) is not an indication of future performance.

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During the periods shown, the Fund’s best performance for a quarter was 18.77% (for the fourth quarter 2001). The Fund’s worst performance was -32.21% (for the first quarter 2001).

*	During the calendar years 2000 and 2001, the Predecessor Fund was a series of UAM Funds Trust. During most of the calendar year 2002 and during part of 2003, the Predecessor Fund was a series of PIC Investment Trust.

Average Annual Total Return as of December 31, 2004

	1 Year	5 Year	Select Growth Fund Since Inception December 29, 1999
Select Growth Fund (formerly Twenty Fund)
Return Before Taxes	-0.58%	-19.41%	-19.37%
Return After Taxes on Distributions	-0.58%	-19.41%	-19.39%
Return After Taxes on Distributions and Sale of Fund shares	-0.38%	-15.18%	-15.17%
S&P 500 Index	10.88%	-2.30%	-2.22%
Russell 1000 Growth Index	6.30%	-9.29%	-9.26%

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(1)	The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than the other return figures because when a capital loss occurs on redemption of Fund shares, a tax deduction benefits the investor.
(2)	The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. This index is generally considered representative of the U.S. large capitalization market. This index assumes the reinvestment of dividends and does not incur expenses and is not available for investment.

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(3)	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index assumes the reinvestment of dividends and does not incur expenses and is not available for investment.
(4)	During the calendar years 2000 and 2001, the Predecessor Fund was a series of UAM Funds Trust. During most of the calendar year 2002 and during part of 2003, the Predecessor Fund was a series of PIC Investment Trust.

Small Cap Growth Fund
The Provident Investment Counsel Small Cap Growth Fund I began operations on September 30, 1993 as a mutual fund organized as a series of PIC Investment Trust, a Delaware statutory trust (the “Predecessor Small Cap Growth Fund”), and reorganized into Class I of the Provident Investment Counsel Small Cap Growth Fund, a newly formed series of Advisors Series Trust (the “Trust”) on December 22, 2003. The Fund adopted an investment objective and certain investment strategies and policies identical as those of the Predecessor Fund.

The Provident Investment Counsel Small Company Growth Fund A began operations on February 3, 1997 as a mutual fund organized as a series of PIC Investment Trust (the “Predecessor Small Company Growth Fund”), and reorganized into Class A of the Provident Investment Counsel Small Cap Growth Fund on December 22, 2003.

The bar chart and table reflect the Small Cap Growth Fund’s performance after the reorganization and the Predecessor Fund’s performance prior to the reorganization. The bar chart demonstrates the risks of investing in the Fund by showing changes in performance from year to year. The table below also demonstrates these risks, which shows the average annual returns compare over time with those of the Russell 2000 Growth Index. Unless otherwise indicated, the bar chart and table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Predecessor Fund’s performance would be reduced. Past performance (before and after taxes) is not an indication of future performance.

The bar chart shows how the performance of Class I shares (the Class with the longest period of annual returns) has varied from year to year. The returns for Class A shares were different than the figures shown because each Class of shares has different expenses.

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`
*	During the calendar years 1994 through most of 2003, the Predecessor Small Cap Growth Fund was a series of PIC Investment Trust.

During the periods shown, the Fund’s best performance for a quarter was 57.76% (for the fourth quarter 1999). The Fund’s worst performance was -27.77% (for the first quarter 2001).

Average Annual Total Returns as of December 31, 2004

	1 Year	5 Years	10 Years	Since Inception (5)
Small Cap Growth Fund, Class I (1)
Return Before Taxes	7.27%	-4.77%	11.28%	N/A
Return After Taxes on Distributions	7.27%	-7.58%	9.10%	N/A
Return After Taxes on Distributions and Sale of Fund Shares (2)	4.73%	-5.20%	8.99%	N/A
Small Cap Growth Fund, Class A (3)	0.53%	-6.34%	N/A	4.63%
Russell 2000 Growth Index (4)	14.31%	-3.57%	7.12%	N/A
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(1)	During the calendar years 1994 through most of 2003, the Predecessor Fund was a series of PIC Investment Trust.

(2)	The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than the other return figures because, when capital loss occurs on redemption of Fund shares, a tax deduction benefits the investor.

(3)	During the calendar years 1998 through most of 2003, the Fund’s Class A shares operated as the Predecessor Small Company Growth Fund A series of PIC Investment Trust.

(4)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. This index assumes the reinvestment of dividends and does not incur expenses and is not available for investment.

(5)	The Predecessor Small Company Growth Fund A’s inception date was February 3, 1997.

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Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees
(Fees paid directly from your investment)
	Flexible Growth Fund, Class I	Select Growth Fund, Class I	Small Cap Growth Fund, Class A	Small Cap Growth Fund, Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	5.75%	None
Maximum deferred sales (load) charge (as a percentage of purchase or sale price, whichever is less)	None	None	None	None
Redemption fee(1)	1.00%	1.00%	1.00%	1.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
	Flexible Growth Fund, Class I	Select Growth Fund, Class I	Small Cap Growth Fund, Class A	Small Cap Growth Fund, Class I
Management Fee	0.70%	0.90%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%
Other Expenses (2)	6.54%	0.31%	0.16%	0.20%
Shareholder Servicing Fee	0.00%	0.15%	0.15%	0.00%
Total Annual Fund Operating Expenses	7.24%	1.36%	1.36%	1.00%
Expense Reimbursements/Recoupment	-6.24%	-0.26%	0.01%	0.00%
Net Expenses (3)	1.00%	1.10%	1.37%	1.00%

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(1)	Shareholders of the Funds will be charged a 1.00% fee on redemptions made within one month of purchase. The Fund’s transfer agent charges a $15 fee for each wire transfer.

(2)	The table above and the Examples below reflect the estimated expenses of the Funds and include custodian, transfer agency, and other customary expenses.

(3)	The Advisor has contractually agreed to waive its fees and/or reimburse Fund expenses in order to limit each Fund’s Total Annual Fund Operating Expenses (excluding interest and tax expenses) to 1.00% for the Flexible Growth Fund and Small Cap Growth Fund (Class I), 1.40% for the Small Cap Growth Fund (Class A) and 1.10% for the Select Growth Fund. These contract terms are indefinite and may be terminated only by the Board of Trustees. In turn, the Advisor is permitted to seek reimbursement from each respective Fund, subject to limitations, for fees it waived and Fund expenses it paid. Under this expense reimbursement agreement, the Advisor may request reimbursement of previously absorbed expenses at any time before the end of the third fiscal year after the fiscal year in which the expenses were absorbed. To request reimbursement, the respective Fund’s current aggregate operating expenses must be below the applicable limitation. The Board of Trustees must review and approve the proposed reimbursement and may terminate the expense reimbursement arrangement at any time. Without the expense reimbursement/recoupment, the Total Annual Fund Operating Expenses would be 7.24% for Class I of the Flexible Growth Fund, 1.36% for Class I of the Select Growth Fund, 1.36% for Class A of the Small Cap Growth Fund and 1.00% for Class I of the Small Cap Growth Fund.

Example: These examples are to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

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The following examples are based upon Net Annual Fund Operating Expenses as set forth in the above table. It assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses have remained the same. Although your actual costs may be higher or lower, based on these assumptions, the cost would be:

	1 Year	3 Years	5 Years	10 Years
Flexible Growth Fund	$102	$318	$552	$1,225
Select Growth Fund	$112	$350	$606	$1,340
Small Cap Growth Fund
Class A	$709	$993	$1,297	$2,158
Class I	$102	$318	$552	$1,225

More Information about the Funds’ Investments, Strategies and Risks

This section gives more information about how the Funds invest.

PIC supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold. PIC’s research professionals meet personally with the majority of the senior officers of the companies in the Funds to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC’s investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a “bottom-up” approach to investing. PIC seeks companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales growth. Companies that demonstrate catalysts for growth, significant management ownership of stock, strong management goals, plans and controls, and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

Flexible Growth Fund
The Flexible Growth Fund seeks long-term growth of capital by investing primarily in the common stock of large and medium-sized companies. PIC will invest at least 80% of the Flexible Growth Fund’s total assets in these securities. The Flexible Growth Fund has flexibility, however, to invest the balance in other market capitalizations and security types.

The Flexible Growth Fund invests to a limited degree in foreign securities, but is authorized to invest up to 20% of its total assets in such securities. Foreign investments involve additional risks including currency fluctuations, political and economic instability, differences in financial reporting standards, and less stringent regulation of securities markets.

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Sell and review disciplines are an integral part of the investment decision-making process at PIC. The Advisor’s holdings are monitored daily and each week in the investment group meetings securities are formally reviewed on qualitative, quantitative, and valuation bases to arrive at specific sell or cutback recommendations/decisions.

A sell decision is most often triggered when there is a fundamental change in a company, or when a strategic shift takes place in the overall portfolio. PIC’s on-going review of holdings continues as the Advisor monitors companies that have:

•	Met or exceeded our price target
•	Declined significantly in relative earnings strength or price strength
•	Experienced negative earnings revisions
•	Become a bottom decile price performer

The Fund seeks to spread investment risk by diversifying their holdings among many companies and industries. PIC normally invests the Fund’s assets according to its investment strategy. However, the Fund may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. At those times, the Fund would not be seeking its investment objective.

Select Growth Fund
The Select Growth Fund seeks long-term growth of capital by investing primarily in the common stock of large companies. The Fund invests primarily in stocks contained within the S&P/BARRA Growth and Russell 1000 Growth Indices.

PIC also seeks companies that have significant management ownership, well thought-out management goals and growth plans supported by stringent controls, and a commitment to enhancing shareholder value.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

PIC narrows the Fund’s investment universe of potential investments to develop a watch list of approximately 350 names by screening for:

•	Large companies (i.e., companies with market capitalization of $3 billion or more at the time of purchase);
•	Companies that meet its revenue and earnings growth expectations (normally exceeding the average revenue and earnings growth expectations for the market on which the security is primarily traded); and
•	Companies that PIC believes possess superior financial characteristics relative to the company’s competitors/peers and that of the market on which the security is primarily traded.

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Through further research employing technical and fundamental screens, company contact and communication with other research firms, PIC develops a buy list of no more than 60 stocks. Using a “bottom-up” security selection process (i.e., focusing on individual stocks rather than industries or sectors) PIC searches for companies:

•	Possessing at least one catalyst for growth, such as new products, exploiting demographic trends, proprietary products, gaining market share and/or a changing cost structure in order to attain or maintain very strong earnings per share growth;
•	Where management owns a significant portion of the company’s stock; and
•	Having strong management goals and growth plans supported by stringent controls and a commitment to enhancing shareholder value.

Finally, PIC conducts regular meetings of its Fund Management Team, during which the team reviews individual security holdings and weightings, proposed new purchases and sales, sector weights, and performance attribution. The team evaluates a number of key economic and market criteria, and assesses the current environment for equity investments to help confirm its analysts’ stock recommendations. PIC then focuses the assets of the Fund on its best investment ideas.

A sell decision is most often triggered when there is a fundamental change in a company, or when a strategic shift takes place in the overall strategy. Our ongoing review of holdings continues as we monitor companies that have:

•	Met or exceeded our price target
•	Declined 20 percent from average cost
•	A P/E ratio that has reached extremes (P/E to growth ratio and P/E relative to historical levels)
•	Negative earnings revisions

PIC normally invests the Fund’s assets according to its investment strategy. However, the Fund may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. The Fund may invest up to 100% of its assets in temporary defensive investments. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Small Cap Growth Fund
The Small Cap Growth Fund seeks long-term growth of capital by investing primarily in the common stock of small companies. PIC will invest at least 80%, and normally at least 95%, of the Small Cap Growth Fund’s total assets in these securities. The Fund has flexibility, however, to invest the balance in other market capitalizations and security types. Investing in small capitalization stocks may involve greater risk than investing in large or medium capitalization stocks, since they can be subject to more abrupt or erratic movements in value. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices tend to be more volatile.

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The Small Cap Growth Fund invests to a limited degree in foreign securities, but is authorized to invest up to 20% of its total assets in such securities. Foreign investments involve additional risks including currency fluctuations, political and economic instability, differences in financial reporting standards, and less stringent regulation of securities markets.

The majority of our sell disciplines are based on fundamental changes. Each week at our formal investment group meeting we review:

•	Fundamental changes in a company or industry outlook
•	If the company has met or exceeded our price target/valuation
•	Stocks which have declined materially from cost
•	All bottom decile performers
•	Stocks showing technical weakness
•	Relative price-to-earnings ratios (P/E to growth rate and P/E relative to historical)
•	“Graduates” where the market cap exceeds criteria due to price appreciation

The Fund seeks to spread investment risk by diversifying its holdings among many companies and industries. PIC normally invests the Portfolio’s assets according to its investment strategy. However, the Fund may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. At those times, the Fund would not be seeking its investment objective.

Management

PIC is the advisor to the Funds. PIC’s address is 300 North Lake Avenue, Pasadena, California, 91101. PIC traces its origins to an investment partnership formed in 1951. PIC is owned by Old Mutual (US) Holdings, Inc., commonly known as Old Mutual Asset Management. Old Mutual Asset Management is part of London-based Old Mutual plc, one of the world’s leading financial institutions. An investment committee of PIC formulates and implements an investment program for the Fund, including determining which securities should be bought and sold.

The Funds pay an investment advisory fee to PIC for managing the Funds’ investments. PIC is entitled to receive an annual fee of 0.70% of the Flexible Growth Fund’s average daily net assets, 0.90% of the Select Growth Fund’s average daily net assets and 0.80% of the Small Cap Growth Fund’s average daily net assets. However, as a result of certain waivers and recoupments for the Funds, the advisory fees paid to PIC for the fiscal year ended October 31, 2004, were as follows:

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Advisory Fee (As a percentage of average net assets)
Flexible Growth Fund	0.00%
Select Growth Fund	0.09%
Small Cap Growth Fund	0.81%

Portfolio Managers

The following individuals are responsible for the day-to-day investment decisions for the Funds:

Flexible Growth Fund and Select Growth Fund

Donald E. Evenson, CFA- Mr. Evenson is a managing director and the team leader of the large cap portfolio management team. Prior to joining Provident Investment Counsel, he was a financial analyst for Oakmont Corporation and an investment advisor for Golden West Financial, Inc. He has been in the investment industry since 1990. Mr. Evenson earned his BS degree in finance and economics from Saint Mary’s College. While pursuing his MBA at the University of Southern California, he actively managed the graduate school’s Student Investment Fund. Don is a Chartered

Derek S. Derman, CFA- Mr. Derman is a senior vice president and a portfolio manager with research responsibilities. Mr. Derman has been in the investment industry since 1991. Prior to joining Provident Investment Counsel, he was a research analyst at Wedbush Morgan Securities, and an associate vice president for Van Deventer & Hoch. Before that, he was an investment officer for Bethlehem Steel Pension Trust and held an analyst position at Wilshire Associates. Mr. Derman holds a BA in economics from the University of California, San Diego and an MBA from Cornell University’s Johnson Graduate School of Management. He is a Chartered Financial Analyst and a member of the CFA Institute.

Susan J. Perkins, CFA- Ms. Perkins is a senior vice president and a portfolio manager with research responsibilities. Ms. Perkins has been in the investment industry since 1981. Prior to joining Provident Investment Counsel, she was a portfolio manager and analyst with ARCO Investment Management Co. She also held positions as the director of Southeast Research at Raymond James & Associates, and as vice president of E.F. Hutton & Co. Ms. Perkins earned her BS from the University of Vermont and an MBA from the Stern School of Business at New York University. She is a Chartered Financial Analyst and a member of the CFA Institute.

Small Cap Growth Fund

Ned W. Brines, CFA- Mr. Brines is a senior vice president and a lead small-cap portfolio manager with research responsibilities. He has been in the investment field since 1986. Prior to joining Provident Investment Counsel, he was with Roger Engemann & Associates, Inc. (REA) as a co-portfolio manager of the Phoenix Engemann Aggressive Growth Fund and REA Private Client Group, helping to grow assets from $3 billion to $19 billion. In addition, he also managed the Phoenix Engemann Focus Growth Fund. Mr. Brines holds a BS degree from San Diego State University and graduated (with honors) with an MBA from the University of Southern California. He is a Chartered Financial Analyst and a member of the CFA Institute.

Andrew J. Pearl, CFA- Mr. Pearl is a managing director and a lead small-cap portfolio manager with research responsibilities. Mr. Pearl has been in the investment industry since 1988, and first joined Provident in 1992. Prior to joining our organization, Mr. Pearl spent four years at Relco Industries as a finance director negotiating joint ventures and institutional financing. He also practiced corporate and real estate law in the mid 80s at two major California law firms. A graduate of Cornell University, Andrew holds a BA degree (magna cum laude) with emphasis in economics and government. He also holds a JD (magna cum laude) from Harvard Law School. Mr. Pearl is a Chartered Financial Analyst and a member of the CFA Institute. In addition, he is a member of the Los Angeles Society of Financial Analysts (LASFA) and the State Bar of California.

Barry B. Burch- Mr. Burch is a vice president and a portfolio manager with research responsibilities. Mr. Burch has been in the investment industry since 1993. Prior to joining Provident, he was with Dresdner RCM Global Investors as an analyst and assistant portfolio manager for the small-cap and micro-cap teams. He also worked as a senior analyst for Chase Manhattan Corporation and as a financial consultant for Goldman Sachs & Co. He holds a BA (cum laude) in economics from Carleton College and an MBA from Stanford Graduate School of Business.

Anne E. Westreich, CFA- Ms. Westreich is a senior vice president and portfolio manager with research responsibilities. She has been in the investment industry since 1992. Prior to joining Provident Investment Counsel, she served nine years at Hughes Investment Management Company, including the last five years as an equity analyst. Ms. Westreich holds a BS degree from California State University, Fullerton. She is a Chartered Financial Analyst and a member of the CFA Institute.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds.

Description of Class

The Trust has adopted a multiple class plan that allows the Funds to offer one or more classes of shares for the Funds. This prospectus offers Class I shares for each of the Fundsand Class A Shares of the Small Cap Growth Fund.

With Class I shares, you will not pay a sales charge when you initially invest in the Funds, however, if you redeem your shares within one month of investing, you will be charged a 1.00% redemption fee of the amount redeemed. The Funds’ Class I shares do not impose a Rule 12b-1 fee against the shares of the class. You will be charged a 0.15% Shareholder Servicing fee for Class I shares of the Select Growth Fund.

With the Class A shares of the Small Cap Growth Fund, you will pay a sales charge when you initially invest in the Fund and a 1.00% redemption fee on shares redeemed within one month of investing. The Fund’s Class A shares impose a Shareholder-Servicing fee and a Rule 12b-1 fee against the shares of the class and over time could cost you more than if you paid other types of sales charges.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares.

Class A Shares

Class A shares are sold at the public offering price, which includes a front-end sales charge. Shares are purchased at the next NAV calculated after your investment is received by the Fund’s transfer agent with complete information and meeting all the requirements discussed in this Prospectus, including the shares charge. The sales charge declines with the size of your purchase, as shown below:

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Your investment	As a % of offering price	As a % of your investment

Up to $49,999	5.75%	6.10%
$50,000 to $99,999	4.50%	4.71%
$100,000 to $249,999	3.50%	3.63%
$250,000 to $499,999	2.50%	2.56%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over	None*	None*
____________________
*	Shareholders who buy $1 million of Class A shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

Class A Sales Charge Waivers

Shares of Class A may be sold at net asset value (free of any sales charge) to:

(1) shareholders investing $1 million or more; (2) shareholders of the Small Company Growth Fund I who are now shareholders of the Small Cap Growth Fund, Class A (formerly Small Company Growth Fund A) as a result of a merger in 2000; (3) current or retired directors, trustees, partners, officers and employees of the Trust, PIC and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons; (4) current or retired registered representatives of broker-dealers having sales agreements with the Distributor or full-time employees and their spouses and minor children and plans of such persons; (5) investors who redeem shares from an unaffiliated investment company which has a sales charge and use the redemption proceeds to purchase Class A shares within 60 days of the redemption; (6) trustees or other fiduciaries purchasing shares for certain retirement plans or organizations with 60 or more eligible employees; (7) investment advisors and financial planners who place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services; (8) employee-sponsored benefit plans in connection with purchases of Class A shares made as a result of participant-directed exchanges between options in such a plan; (9) “fee based accounts” for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of Class A shares; (10) investors making purchases through retail fund “supermarkets;” and (11) such other persons as are determined by the Board (or by the Distributor pursuant to guidelines established by the Board) to have acquired Class A shares under circumstances not involving any sales expense to the Trust or the Distributor.

Class A Sales Charge Reductions

There are several ways you can combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule. You must bring to the Distributor’s or your broker-dealer’s attention whether you are eligible for these reductions when you purchase your shares. These can be combined in any manner.

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Accumulation Privilege - This lets you add the value of shares of any Provident Investment Counsel Class A shares you and your family already own to the amount of your next purchase of Class A shares for purposes of calculating the sales charge.

Letter of Intent - This lets you purchase Class A shares of one or more of the Provident Investment Counsel Funds Class A shares over a 13-month period and receive the same sales charge as if all the shares had been purchased at one time. By signing a Letter of Intent (“LOI”) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Fund. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

Valuation of Accounts
For the Small Cap Growth Fund, the sales charge discount will be determined by adding (i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Fund, plus (iii) the current value (including sales charges) of the Fund that you already own and for which you paid a sales charge at the time of purchase.

In order for an investor to receive the sales charge reduction on Class A shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined. When placing your purchase order, you must provide the Fund with your most recent account statement and contact information regarding the other accounts. You should retain records necessary to substantiate historical costs, in order to verify the valuation of accounts to be aggregated. A third-party selling agent may require additional information. Unless you provide the Fund with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.

Distribution (12b-1) Plans

The Trust has adopted plans pursuant to Rule 12b-1 that allows the Small Cap Growth Fund to pay distribution fees for the sale and distribution of their shares. With respect to Class A shares of the Fund, the plan provides for the payment of a distribution fee at the annual rate of up to 0.25% of average daily net assets. Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Shareholder Services Plan

In addition, the Trust, on behalf of the Funds, has entered into a Shareholder Services Plan with PIC. Under the Shareholder Services Plan, PIC will provide, or arrange for others to provide, certain shareholder services to shareholders of the Funds. The Shareholder Services Plan provides for the payment to PIC of a service fee at the annual rate of 0.15% of Class A of the Small Cap Growth Fund’s average daily net assets and Class I of the Select Growth Fund.

Your Account
Ways to Set Up Your Account

Individual or Joint Tenant for your General Investment Needs
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement
To shelter your retirement savings from taxes.

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

•	Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 ½ with earned income to invest up to $3,000 per tax year.

•	Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

•	Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $40,000 per year.

•	Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

•	403(b) Custodial Accounts are available to employees of most tax-exempt institutions, including schools, hospitals and other charitable organizations. These accounts need to be established by the trustee of the plan.

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•	401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

Gifts or Transfers to Minor
(UGMA, UTMA)
To invest for a child’s education or other future needs.

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

Trust
For money being invested by a trust.

The trust must be established before an account can be opened.

Business or Organization
For investment needs of corporations, associations, partnerships or other groups.

Does not require a special application.

Calculation of Net Asset Value

Once each business day, each Fund calculates its net asset value per share (“NAV”). NAV is calculated at the close of regular trading on the New York Stock Exchange (“NYSE”), which is normally 4 p.m., Eastern time. NAV will not be calculated on days that the NYSE is closed for trading.

The Funds’ assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

How to Buy Shares

The price you will pay to buy Fund shares is based on the Funds’ NAV. Shares are purchased at the next NAV calculated after your investment is received in good order. “Good order” purchase requests means that your purchase request includes:

•	the name of the Fund
•	the dollar amount of shares to be purchased
•	accurately completed application or investment stub
•	check payable to “Provident Investment Counsel Mutual Funds”

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If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-618-7643 for more information and a retirement application.

Payment of shares redeemed will typically be sent to you on the next business day, but no later than the seventh calendar day after the receipt of the redemption request. If any portion of shares requested to be redeemed represent an investment made by check, the Funds may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected. This may take up to twelve calendar days from the purchase date.

Initial Investment - By Wire

If you wish to open an account by wire, a completed application is required before your wire can be accepted. You can mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #: 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #: 112-952-137
Further Credit: (name of the Fund)
(your name or the title on the account)
(your account #)

For Subsequent Investments - By Wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of wire.

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-618-7643 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

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Minimum Investments

	Flexible Growth Fund	Select Growth Fund	Small Cap Growth Fund (Class A)	Small Cap Growth Fund (Class I)
To Open an Account	$1 million	$2,000	$2,000	$1 million
The Fund may, at its discretion, waive the minimum investment for employees and affiliates of PIC or any other person or organization deemed appropriate.
For automatic investment plans	$1 million	$250	$250	$1 million
For retirement accounts	$250	$250	$250	$250

To Add to an Account	$250	250	$250	$250
Through automatic investment plans	$250	$250	$250	$250
For retirement plans	$250	$250	$250	$250

Minimum Balance	$1,000	$1,000	$1,000	$1,000
For retirement accounts	$500	$500	$500	$500

For Information:	1-800-618-7643

To Invest

By Mail:
Provident Investment Counsel Mutual Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

By Wire:
Call: 1-800-618-7643 to set up an account and arrange a wire transfer

By Overnight Delivery:
Provident Investment Counsel Mutual Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

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NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received by the Funds’ Transfer Agent with your name, account number and amount to be redeemed and meeting all the requirements discussed in this Prospectus.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages. If you are selling some but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain requests must include a signature guarantee. It is designed to protect you and the Funds from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

•	You wish to redeem more than $100,000 worth of shares;

•	The redemption is being mailed to a different address from the one on your account (record address); or

•	The redemption is being made payable to someone other than the account owner.

•	The redemption is being sent by federal wire transfer to a bank other than the bank of record of the account owner.

•	A change of address request has been received by the Transfer Agent within the last 15 days.

•	When subsequently adding telephone redemptions to an existing account.

•	When adding or changing automated bank instructions.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“Stamp”). A notary public is not an acceptable signature guarantor.

Selling Shares in Writing

Write a “letter of instruction” with:

•	Your name;

•	Your Fund account number;

•	The dollar amount or number of shares to be redeemed; and

•	Any other applicable requirements listed under “Important Redemption Information.”

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Unless otherwise instructed, the Funds’ Transfer Agent will send a check to the record address.

Mail your letter to:
Provident Investment Counsel Mutual Funds
[Name of Fund]
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Important Redemption Information

	Account Type	Special Requirements

Phone 1-800-618-7643	All account types except retirement. Retirement account redemptions must be made in writing.	* Your telephone call must be received by 4 p.m. Eastern time to be redeemed on that day (maximum check request $100,000).

Mail or in Person	Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA	* The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

	Retirement Account	* The account owner should provide a letter of instruction.

	Trust	* The trustee must sign the letter indicating capacity as trustee. If the trustee’s name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

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	Account Type	Special Requirements
	Business or Organization	* At least one person authorized by corporate resolution to act on the account must sign the letter.

* Include a corporate resolution with corporate seal or a signature guarantee.

	Executor, Administrator,	* Call 1-800-618-7643 for instructions.
Conservator, Guardian

Wire	All account types except retirement. Retirement account redemptions must be made in writing.	* You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-618-7643. Minimum redemption wire: $5,000.

* Your wire redemption request must be received by the Fund before 4 p.m. Eastern Time for money to be wired the next business day.

* You will be charged a $15 fee for each wire redemption.

Redemption Fee. The Funds impose a 1.00% redemption fee on redemptions or exchanges of shares held for less than one month. The fee is deducted from your proceeds and is retained by the Funds for the benefit of their long-term shareholders.

The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Funds’ investment programs and create additional transaction costs that are borne by all shareholders. For these reasons, the Funds will assess a fee on redemptions of Fund shares purchased and held for less than one month. Although the Funds have the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Funds to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. Further, the Funds, in their discretion, after consideration of the best interests of the Funds and their shareholders, may choose not to apply the redemption fee to redemptions that do not indicate market timing strategies. In addition, the fee does not apply to shares purchased through reinvested dividends or capital gains.

Redemption-in-Kind. The Funds reserve the right to redeem your shares “in kind.” For example, if you redeem a large number of shares and the Funds are unable to sell securities to raise cash, the Funds may send you a combination of cash and a share of the Funds’ securities. The Funds do not expect to do so except in unusual circumstances. If the Funds pay your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

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Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-618-7643 to request individual copies of these documents. Once the Funds receive notice to stop householding we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Investor Services

The Funds provide a variety of services to help you manage your account.

Information Services

The Funds’ telephone representatives can be reached at 1-800-618-7643.

Statements and reports that the Funds send to you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration)

•	Annual and semiannual shareholder reports (every six months)

•	Quarterly account statements

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting Provident Investment Counsel Mutual Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or calling 1-800-618-7643.

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Transaction Services

Exchange Privilege

You may sell your shares and buy Class I shares of Provident Investment Counsel Mutual Funds by telephone or in writing. Note that exchanges into each Fund are limited to shares of similar classes, four exchanges per calendar year, may under certain circumstances involve payment of a redemption fee, and may have tax consequences for you. Also see, “Shareholder Account Policies.”

Systematic Withdrawal Plans (Class A Only)

If you elect to participate in the Systematic Withdrawal Plan, you can establish periodic redemptions to occur on your Class A account. The Systematic Withdrawal Plan provides a convenient method to have monies deducted from your Class A Account and sent to your address of record or electronically to your bank account. You can elect to have the redemption occur on any day of the month or if that day is a weekend or holiday, the investment will occur on the next business day. In order to participate in the Plan, each systematic redemption must be in the amount of $250 or more, and if funds are to be electronically sent to your bank, your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Systematic Withdrawal Plan section on the account application or call the Fund’s transfer agent at 1-800-618-7643. Any request to change or terminate your Systematic Withdrawal Plan should be submitted to the transfer agent 5 days prior to effective date.

Automatic Investment Plans

One easy way to pursue your financial goals is to invest money regularly. The Funds offer convenient services that let you transfer money into your Fund account automatically from your bank checking or savings account. Investments can be made on a monthly or quarterly basis, in amounts of $250 or more. If a regularly scheduled investment falls on a weekend or holiday, the investment will occur on the next business day. In order to participate in the Plan, your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Funds’ transfer agent at 1-800-618-7643. Certain restrictions apply the retirement accounts. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to effective date.

Tools to Combat Frequent Transactions

The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders. Funds that invest in overseas securities, where market timers may seek to take advantage of time zone differences, and funds that invest in small cap and other types of investments which are not frequently traded, may be targets of market timers.

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The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. The Board of Trustees has developed a market timing policy, which takes steps to reduce the frequency and effect of these activities in the Funds. These steps include monitoring trading activity, imposing redemption fees, and using fair value pricing, as determined by the Funds’ Board of Trustees, when the Advisor determines that current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. Further, while the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Funds seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests.

Trading Practices
Currently, the Funds reserve the right, in their sole discretion, to identify trading practices as abusive. The Funds may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive and may reject any purchase order. In addition, the Funds reserve the right to accept purchases and exchanges if they believe that such transactions would not be inconsistent with the best interests of Fund shareholders or this policy. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of the shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions that the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.

Trading Restrictions
Currently, the Funds limits exchanges between Provident Investment Counsel Mutual Funds to four exchanges per calendar year. The Funds reserve the right to temporarily or permanently terminate the exchange privilege.

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Redemption Fees

The Funds charge a 1.00% redemption fee on the redemption of Fund shares held for less than one month. This fee is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The “first in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Funds for the benefit of their long-term shareholders. Redemption fees will not apply to exchanges or to shares acquired through the reinvestment of dividends. Although the Funds have the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Funds to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

While the Funds make every effort to collect redemption fees, the Funds may not always be able to track short-term trading effected through financial intermediaries. Financial intermediaries include omnibus accounts or retirement plans.

Fair Value Pricing

The Board of Trustees has also developed procedures, which specify the fair value methodology used by third party pricing services. These procedures utilize fair value pricing when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Advisor to the Funds holding such assets does not represent fair value. The Funds may also fair value a security if the Funds or the Advisor believe that the market price is stale. Other types of securities that the Funds may hold for which the fair value pricing might be required include, but are not limited to: (a) illiquid securities including restricted securities and private placements for which there is no public market; (b) securities of an issuer that has entered into restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the Funds. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine its net asset value per share.

Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the Funds. The Board of Trustees has also developed procedures to monitor pricing policies and operations under the fair value procedures.

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Shareholder Account Policies

Dividends, Capital Gains and Taxes

The Funds normally distributes substantially all of their income and capital gains, if any, to shareholders each year in December, but the Funds may make additional payments of income or capital gains if they deems it desirable at another time during any year.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-618-7643 for instructions. The Funds offer three options:

1.	Reinvestment Option. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Funds. If you do not indicate a choice on your application, you will be assigned this option.

2.	Income-Earned Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3.	Cash Option. You will be sent a check for your dividend and capital gain distributions.

If you elect to have dividends and/or capital gains paid in cash, the Funds will automatically reinvest all distributions under $10 in additional shares of the Funds.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the Funds’ then current net asset value and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 ½ years old, you can receive distributions in cash.

When the Funds deduct a distribution from their NAV, the reinvestment price is the Funds’ NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of the Funds’ net income and gains on their investments. The Funds pass their net income along to investors as distributions, which are taxed as ordinary income or qualified dividend income. Every January, the Funds will send you and the IRS a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Exchanges are considered a sale and purchase of Funds shares for tax purposes and may result in a capital gain or loss.

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Whenever you sell shares of the Funds, the Funds will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

Tax Issues. The Funds have elected, and intend to continue to qualify, to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRS Code”), by distributing substantially all of their net investment income and net capital gains to their shareholders and meeting other requirements of the IRS Code relating to the sources of its income and diversification of assets. Accordingly, the Funds generally will not be liable for federal income tax or excise tax based on net income except to the extent their earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the IRS Code. If the Funds are unable to meet certain IRS Code requirements, they may be subject to taxation as corporations.

For federal income tax purposes, any dividends derived from net investment income and any excess of net short-term capital gain over net long-term capital loss that investors receive from the Funds are considered ordinary income. Part of the distributions paid by the Funds may be eligible for the dividends-received deduction allowed to corporate shareholders under the IRS Code. Distributions of the excess of net long-term capital gain over net short-term capital loss from transactions of the Funds are treated by shareholders as long-term capital gains regardless of the length of time the Funds’ shares have been owned. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Funds.

Part of the Funds’ investment income may be subject to foreign income taxes that are withheld at the source. If the Funds meet certain requirements under the IRS Code, they may pass through these foreign taxes to shareholders, who may then claim, subject to applicable limitations, a credit or deduction against their own taxes for their share of foreign taxes paid.

By law, the Funds must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Funds to do so.

The Funds will inform their investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax exempt and foreign investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of the Funds. Additional information on tax matters relating to the Funds and their shareholders is included in the Statement of Additional Information.

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Transactions Details

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to federal income tax withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Funds to withhold federal income taxes from your taxable distributions and redemptions.

You may initiate many transactions by telephone. Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized requests.

The Funds reserve the right to suspend the offering of shares for a period of time. The Funds also reserve the right to reject any specific purchase order, including certain purchases by exchange. See “Exchange Privilege.” Purchase orders may be refused if, in PIC’s opinion, they would disrupt management of the Funds.

Please note this about purchases:

•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

•	The Funds do not accept cash, third-party checks, U.S. Treasury checks, credit card checks, travelers’ checks, starter checks, money orders or cashiers’ checks.

•	When making a purchase with more than one check, each check must have a value of at least $50.

•	The Funds reserve the right to limit the number of checks processed at one time.

•	If your check does not clear, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You will also be responsible for any losses suffered by the Funds as a result.

•	Shares of the Funds have not been registered for sale outside the United States.

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You may buy shares of the Funds or sell them through a broker, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.

Certain financial institutions that have entered into sales agreements with the Funds may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Funds are priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Please note this about redemptions:

•	Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Funds, it may take up to seven days to pay you.

•	Redemptions may be suspended or payment dates postponed beyond seven days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

•	The Funds reserve the right to deduct an annual maintenance fee of $15 from accounts with a value of less than $1,000. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the Funds is designed to offset in part the relatively higher cost of servicing smaller accounts.

•	The Funds also reserve the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer ($500 for retirement accounts). The Funds will give you 30 days prior notice of their intention to close your account.

•	Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, this type of redemption will be subject to federal income tax withholding.

Please note this about exchanges:

As a shareholder, you have the privilege of exchanging shares of the Funds for Class I shares of other Provident Investment Counsel Mutual Funds. However, you should note the following:

•	The Fund you are exchanging into must be registered for sale in your state.

•	You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

•	Before exchanging into a Fund, read its prospectus.

•	Exchanges are considered a sale and purchase of Fund shares for tax purposes and may result in a capital gain or loss.

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•	Because excessive trading can hurt Fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year.

•	Each Fund reserves the right to refuse exchange purchases by any person or group if, in PIC’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

•	The exchange may be subject to a redemption fee.

Revenue Sharing Arrangement. The Advisor, out of its own resources and not out of Fund assets ( i.e ., without additional cost to the Fund or its shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the service fees and other fees paid by the Fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Fund, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses section of the Fund’s Prospectus.

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Flexible Growth Fund Financial Highlights

This table shows the Flexible Growth Fund and Predecessor Mid Cap Fund’s financial performance for the past five years. Certain information reflects financial results for a single Predecessor Fund share. For the periods shown, the Predecessor Mid Cap Fund invested in securities of its corresponding master portfolio (the “Portfolio”). “Total return” shows how much your investment in the Fund and Predecessor Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker for the period ended October 31, 2004 and by another independent registered public accounting firm for the four years ended October 31, 2003.  The independent registered public accounting firm’s reports and the Predecessor Mid Cap Fund’s financial statements are included in the Annual Report, which is available upon request.

PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND
(formerly the Provident Investment Counsel Mid Cap Fund)

Financial Highlights

For a share outstanding throughout each period

	Year ended October 31,

	2004+	2003	2002	2001	2000

Net asset value per share, beginning of year	$17.62	$12.85	$15.47	$30.42	$15.60
Income from investment operations:
Net investment loss	(0.26)	(0.29)	(0.37)	(0.36)	(0.31)
Net realized gains (losses) on investments and change in unrealized appreciation or depreciation on investments	(0.30)	5.06	(2.25)	(13.37)	15.13
Total income (loss) from investment operations	(0.56)	4.77	(2.62)	(13.73)	14.82

Distributions:
From net realized gains	—	—	—	(1.22)	—
Total distributions	—	—	—	(1.22)	—
Net asset value per share, end of year	$17.06	$17.62	$12.85	$15.47	$30.42
Total return	(3.18%)	37.12%	(16.94%)	(46.85%)	95.00%

Ratios/supplemental data:
Net assets (dollars in millions), end of year	$2.5	$3.7	$3.5	$5.6	$9.4
Ratio of expenses to average net assets:#
Before expense reimbursement	7.24%	10.38%	4.03%	3.53%	3.75%
After expense reimbursement	1.55%	2.14%	2.14%	2.14%	2.14%
Ratio of net investment loss to average net assets: #
After expense reimbursement	(1.25%)	(1.87%)	(1.99%)	(1.79%)	(1.76%)
Portfolio turnover rate◆	171.99%	133.51%◆	259.63%◆	148.64%◆	185.88%◆

+	On December 22, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operation of each respective predecessor PIC Feeder Fund.

#	Includes the Predecessor Mid Cap Fund’s share of expenses allocated from the Portfolio.

◆	Portfolio turnover rate of Portfolio, in which all of the Predecessor Fund’s assets are invested.

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Select Growth Fund Financial Highlights

The table shows the Select Growth Fund and Predecessor Twenty Fund’s financial performance for the past five years. Prior to April 1, 2002, the Predecessor Fund was a series of UAM Funds Trust. Certain information reflects financial results for a single Predecessor Fund share. For the periods shown, the Predecessor Fund invested in securities of its corresponding master portfolio (the “Portfolio”). “Total return” shows how much your investment in the Fund and Predecessor Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker for the period ended October 31, 2004 and by another independent registered public accounting firms for the four years ended October 31,  2003. The Fund and Predecessor Twenty Fund’s financial statements are included in the Annual and Semiannual Reports and the report of the independent certified public accountants is included in the Annual Report which is available upon request.

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PROVIDENT INVESTMENT COUNSEL SELECT GROWTH FUND, CLASS I
(formerly the Provident Investment Counsel Twenty Fund, Class I)

For a share outstanding throughout each period

	Year Ended	Year Ended	May 1, 2002	Year Ended April 30,		Period Ended
	October 31, 2004+	October 31, 2003†	Through October 31, 2002*	2002	2001	April 30, 2000**
Net asset value per share, beginning of year	$3.25	$2.76	$3.82	$5.42	$9.61	$10.00

Income from investment operations:
Net investment loss	(0.03)	(0.02)	(0.01)	(0.03)	(0.04)	(0.02)
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	(0.09)	0.51	(1.05)	(1.57)	(4.15)	(0.37)^

Total income (loss) from investment operations	(0.12)	0.49	(1.06)	(1.60)	(4.19)	(0.39)

Net asset value per share, end of year	$3.13	$3.25	$2.76	$3.82	$5.42	$9.61

Total Return	(3.69%)	17.75%	(27.75)% ++	(29.52)%	(43.60)%	(3.90)%++

Ratios/supplemental data:
Net assets (dollars in millions), end of year	$17.9	$20.2	$16.1	$22.1	$26.7	$31.3
Ratio of expenses to average net assets:
Before expense reimbursement	1.94%	2.25%	2.14%†	1.94%	1.88%	1.91%†
After expense reimbursement	1.13%	1.30%	1.30% †	1.30%	1.30%	1.31% †

Ratio of net investment income (loss) to average net assets:
After expense reimbursement	(0.77%)	(0.80%)	(0.95)% †	0.94%	(0.78)%	(0.57)% †

Portfolio turnover rate	87.91%	136.00%	84.00%++	140.00%	137.00%	80.00%++

*	The PIC Twenty Fund changed its fiscal year end from April 30 to October 31.

**	Commenced operations on December 29, 1999.

++	Not Annualized

†	Annualized

+	On December 22, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operation of each respective predecessor PIC Feeder Fund.

^	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

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Small Cap Growth Fund, Class I Financial Highlights

This table shows the Fund and Predecessor Small Cap Growth Fund’s financial performance for the past five years. Certain information reflects financial results for a single Predecessor Fund share. For the periods shown, the Predecessor Small Cap Growth Fund invested in securities of its corresponding master portfolio (the “Portfolio”). “Total return” shows how much your investment in the Fund and Predecessor Small Cap Growth Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller and Baker for the fiscal year ended October 31, 2004 and by another independent registered public accounting firm for the four years ended October 31, 2003. Independent registered public accounting firm’s reports and the Predecessor Small Cap Growth Fund’s financial statements are included in the Annual Report, which is available upon request.

PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND,  Class I

Financial Highlights
For a share outstanding throughout each period

	Year ended October 31,
	2004 +	2003	2002	2001	2000

Net asset value per share, beginning of year	$15.38	$10.58	$13.23	$39.06	$28.80
Income from investment operations:
Net investment loss	(0.14)	(0.08)	(0.10)	(0.08)	(0.30)
Net realized gains (losses) on investments and change in unrealized appreciation or depreciation on investments	(0.11)	4.88	(2.55)	(9.61)	12.24
Total income (loss) from investment operations	(0.25)	4.80	(2.65)	(9.69)	11.94

Distributions:
From net realized gains	—	—	—	(16.14)	(1.68)
Total distributions	—	—	—	(16.14)	(1.68)
Net asset value per share, end of year	$15.13	$15.38	$10.58	$13.23	$39.06
Total return	(1.63%)	45.37%	(20.03%)	(37.11%)	42.29%

Ratios/supplemental data:
Net assets (dollars in millions), end of year	$217.0	$249.5	$126.6	$176.0	$239.5
Ratio of expenses to average net assets:++
Before expense reimbursement	0.99%	1.38%	1.34%	1.26%	1.25%
After expense reimbursement	0.99%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss:
After expense reimbursement	(0.86%)	(0.78%)	(0.75%)	(0.59%)	(0.64%)
Portfolio turnover rate	99.08%	106.81%◆	100.71%◆	99.00%◆	143.39%◆

#	Per share numbers have been calculated using the average shares method.

+	On December 22, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operation of each respective predecessor PIC Feeder Fund.

++ Includes the Predecessor Small Cap Growth Fund’s share of expenses allocated from the Portfolio.

◆	Portfolio turnover rate of Portfolio in which all of the Predecessor Small Cap Growth Fund’s assets are invested.

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Small Cap Growth Fund, Class A Financial Highlights

This table shows the financial performance for the Predecessor Small Company Growth Fund for the periods from October 31, 2000 through 2003. Certain information reflects financial results for a single Predecessor Fund share. For the periods shown, the Predecessor Small Company Growth Fund invested in securities of its corresponding master portfolio (the “Portfolio”). “Total return” shows how much your investment in the Predecessor Small Company Growth Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller and Baker for the fiscal year ended October 31, 2004 and by another independent registered public accounting firm for the four years ended October 31, 2003. The independent registered public accounting firm’s reports and the Predecessor Small Company Growth Fund’s financial statements are included in the Annual Report, which is available upon request.

Financial Highlights For a share outstanding throughout each year

Predecessor Small Cap Growth Fund, Class A

			Year ended October 31,
	2004+	2003	2002	2001	2000

Net asset value per share, beginning of year	$13.97	$9.65	$12.13	$19.38	$13.55
Income from investment operations:
Net investment loss	(0.15)	(0.15)	(0.13)	(0.15)	0.10#
Net realized gains (losses) on investments and change in unrealized appreciation or depreciation on investments	(0.15)	4.47	(2.35)	(7.10)	5.73
Total income (loss) from investment operations	(0.30)	4.32	(2.48)	(7.25)	5.83

Distributions:
From net realized gains	----	----	----	----	----
Total distributions	----	----	----	----	----
Net asset value per share, end of year	$13.67	$13.97	$9.65	$12.13	$19.38
Total return	(2.15%)	44.77%	(20.45%)	(37.41%)	43.03%

Ratios/supplemental data:
Net assets (dollars in millions), end of year	$101.3	$42.2	$35.3	$39.6	$59.5
Ratio of expenses to average net assets:++
Before expense reimbursement	1.36%	2.09%	1.86%	1.81%	1.88%
After expense reimbursement	1.37%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment loss:
After expense reimbursement	(1.24%)	(1.23%)	(1.20%)	(1.04%)	(0.93%)
Portfolio turnover rate	99.08%	106.81%	100.71%	99.00%	143.39%

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#	Per share numbers have been calculated using the average shares method.

+  On December 22, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operation of each respective predecessor PIC Feeder Fund.
++ Includes Predecessor Small Company Growth Fund’s share of expenses allocated from the Portfolio.
◆  Portfolio turnover rate of Portfolio in which all of the Predecessor Small Company Growth Fund’s assets are invested.

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PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to nonaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information would be shared with unaffiliated third parties.

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Provident Investment Counsel Mutual Funds

Provident Investment Counsel Flexible Growth Fund

(formerly the Provident Investment Counsel Mid Cap Fund)
Provident Investment Counsel Select Growth Fund
(formerly, Provident Investment Counsel Twenty Fund, Class I)
Provident Investment Counsel Small Cap Growth Fund (Class A)
Provident Investment Counsel Small Cap Growth Fund (Class I)

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports: Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of the Funds’ reports and SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Provident Investment Counsel Mutual Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 1-800-618-7643
www.provnet.com

You can review and copy information including the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling the Commission at (202) 942-8090. Reports and other information about the Funds are available:

Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov.

For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act File No. is 811-07959)

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PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
FLEXIBLE GROWTH FUND, CLASS I
(formerly, the Provident Investment Counsel Mid Cap Fund, Class B)
SELECT GROWTH FUND, CLASS I
(formerly, the Provident Investment Counsel Twenty Fund, Class I)
SMALL CAP GROWTH FUND, CLASS I

a series of Advisors Series Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated February 28, 2005

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated February 28, 2005, as may be revised, of the Provident Investment Counsel Flexible Growth Fund, Class I, Provident Investment Counsel Select Growth Fund, Class I, Provident Investment Counsel Small Cap Growth Fund, Class A and I, (each referred to individually as a “Fund” or collectively as the “Funds”) each a series of the Advisors Series Trust (the “Trust”).

Provident Investment Counsel (the “Advisor” or “PIC”) is the investment advisor to the Fund.

A copy of the Prospectus may be obtained from the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll free at 1-800-618-7643.

The annual reports to shareholders for the Funds for the fiscal year ended October 31, 2004 and the semiannual reports for the period ending April 30, 2004 are separate documents supplied with this SAI, and the financial statements, accompanying notes and reports of Independent Registered Public Accounting Firm appearing therein are incorporated by reference into this SAI.

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TABLE OF CONTENTS

Page

INVESTMENT OBJECTIVES AND POLICIES	3
INVESTMENT RESTRICTIONS	26
MANAGEMENT	30
SERVICE PROVIDERS	41
PORTFOLIO TRANSACTIONS AND BROKERAGE	42
PORTFOLIO TURNOVER	45
PORTFOLIO HOLDINGS INFORMATION	45
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	46
NET ASSET VALUE	47
TAXATION	49
DIVIDENDS AND DISTRIBUTIONS	51
PERFORMANCE INFORMATION	51
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	53
PROXY VOTING POLICY	54
GENERAL INFORMATION	55
FINANCIAL STATEMENTS	56
APPENDIX	57

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INVESTMENT OBJECTIVES AND POLICIES

Introduction. The Trust is an open-end, management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Funds.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as a management investment company. Such a registration does not involve supervision of the management or policies of the Funds. The Funds’ prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Provident Investment Counsel Flexible Growth Fund (formerly, the Provident Investment Counsel Mid Cap Fund).

The investment objective of the Flexible Growth Fund is to provide long-term growth of capital. There is no assurance that the Fund will achieve its objective. The Fund is a diversified series of the Trust.

The Provident Investment Counsel Mid Cap Fund B began operations on March 31, 1999 as a mutual fund organized as a series of PIC Investment Trust, a Delaware statutory trust (the “Predecessor Mid Cap Fund”), and reorganized into the Provident Investment Mid Cap Fund, a series of the Trust on December 22, 2003. Before the reorganization, the Fund had no assets or liabilities. The Predecessor Mid Cap Fund invested its assets in the Mid Cap Portfolio, a separately registered investment company with the same investment objective. On July 1, 2004, the Provident Investment Counsel Mid Cap Fund changed its investment objectives and its name to the Provident Investment Counsel Flexible Growth Fund.

The Provident Investment Counsel Select Growth Fund (formerly, the Provident Investment Counsel Twenty Fund).

The investment objective of the Select Growth Fund is to provide long-term growth of capital. There is no assurance that the Fund will achieve its objective.

The Provident Investment Counsel Twenty Fund I began operations on April 30, 2000. On April 1, 2002, the Fund became a series of PIC Investment Trust, a Delaware statutory trust after first being a series of UAM Funds Trust (the “Predecessor Twenty Fund”). It reorganized into the Provident Investment Counsel Twenty Fund a series of the Trust on December 22, 2003. Before the reorganization into the Trust, the Fund had no assets or liabilities. On October 1, 2004, the Provident Investment Counsel Twenty Fund changed its name to the Provident Investment Counsel Select Growth Fund.

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The Provident Investment Counsel Small Cap Growth Fund.

The investment objective of the Small Cap Growth Fund is to provide long-term growth of capital.. There is no assurance that the Fund will achieve its objective. The Fund is a diversified series of the Trust.

The Provident Investment Counsel Small Cap Fund I began operations on September 30, 1993 as a mutual fund organized as a series of PIC Investment Trust, a Delaware statutory trust (the “Predecessor Small Cap Fund”), and reorganized into the Fund, a series of the Trust on December 22, 2003. Before the reorganization, the Fund had no assets or liabilities. The Predecessor Small Cap Fund invested its assets in the Small Cap Growth Portfolio, a separate registered investment company with the same investment objective.

The Provident Investment Counsel Small Company Growth Fund A began operations on February 3, 1997, as a mutual fund organized as a series of PIC Investment Trust, a Delaware statutory trust, (the “Predecessor Small Company Fund”, and reorganized into the Small Cap Growth Fund a newly formed series of the Trust on December 22, 2003. Before the reorganization, the Fund had no assets or liabilities. The Predecessor Small Company Fund invested its assets in Class A of the Provident Investment Counsel Small Cap Growth Portfolio a separately registered investment company with the same investment objective as the Predecessor Fund.

The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 (“1940 Act”), which details the attributes of each class. The Funds currently offer only Class I shares.

Securities and Investment Practices

The discussion below supplements information contained in the Prospectus as to investment policies of the Funds. The Advisor may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Funds achieve their goals.

Equity Securities. The Fund invests in equity securities. Equity securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks which can be converted into common stocks. They also include warrants and options to purchase common stocks.

Common Stocks. The Funds may invest in common stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

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Preferred Stocks. The Funds may invest in preferred stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities- The Funds may invest in convertible securities. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the Funds’ option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. In addition, they are also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Rights and Warrants.- The Funds may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

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General Risks of Investing in Stocks.- While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;
•	Factors affecting an entire industry, such as increases in production costs; and
•	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Short-Term Investments. Short-term investments are debt securities that mature within a year of the date they are purchased by the Funds. Some specific examples of short-term investments are commercial paper, bankers’ acceptances, certificates of deposit and repurchase agreements. The Funds will only purchase short-term investments which are “high quality,” meaning the investments have been rated A-1 by Standard & Poor’s Ratings Group (“S&P”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”), or have an issue of debt securities outstanding rated at least A by S&P or Moody’s. The term also applies to short-term investments that the Advisor believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

The Funds may invest in any of the following short-term securities and instruments:

Bank Obligations. The Funds will only invest in a security issued by a commercial bank if the bank:

•	Has total assets of at least $1 billion, or the equivalent in other currencies;
•	Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

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•	Is a foreign branch of a U.S. bank and the Advisor believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

Time Deposits. Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit. Certificates of deposit are negotiable certificates issued against money deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers’ Acceptance. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper. Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P. See “Bond Ratings” for a description of commercial paper ratings.

Repurchase Agreements. Repurchase agreements are transactions in which the Funds purchase a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Funds intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Trustees of the Trust (the “Board” or “Trustees”). The Advisor will review and monitor the creditworthiness of such institutions under the Board’s general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser’s ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code (“Bankruptcy Code”), the Funds intend to comply with provisions under such Bankruptcy Code that would allow them immediately to resell the collateral.

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Options Activities. The Funds may write call options on stocks and stock indices, if the calls are “covered” throughout the life of the option. A call is “covered” if the Fund owns the optioned securities. When the Funds write a call, they receive a premium and give the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Funds will forgo any gain from an increase in the market price of the underlying security over the exercise price.

The Funds may purchase a call on securities to effect a “closing purchase transaction,” which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Funds on which they wish to terminate their obligation. If the Funds are unable to effect a closing purchase transaction, they will not be able to sell the underlying security until the call previously written by the Funds expires (or until the call is exercised and the Funds deliver the underlying security).

The Funds also may write and purchase put options (“puts”). When the Funds write a put, they receive a premium and give the purchaser of the put the right to sell the underlying security to the Funds at the exercise price at any time during the option period. When the Funds purchase a put, they pay a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date.

The Funds’ option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation (“OCC”) has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

Purchasing Put and Call Options. When the Funds purchase a put option, they buy the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Funds pay the current market price for the option (known as the “option premium”). The Funds may purchase put options to offset or hedge against a decline in the market value of their securities (“protective puts”) or to benefit from a decline in the price of securities that they do not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

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Call options are similar to put options, except that the Funds obtain the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Funds would normally purchase call options in anticipation of an increase in the market value of securities they own or want to buy. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Funds would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•	Allowing it to expire and losing its entire premium;
•	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
•	Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options. When the Funds write a call option they assume an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Funds write a put option they assume an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Funds may terminate their position in an exchange-traded put option before exercise by buying an option identical to the one they have written. Similarly, they may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Funds could try to hedge against an increase in the value of securities they would like to acquire by writing a put option on those securities. If security prices rise, the Funds would expect the put option to expire and the premium they received to offset the increase in the security’s value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, the Funds may lose an amount of money equal to the difference between the value of the security and the premium they received. Writing covered put options may deprive the Funds of the opportunity to profit from a decrease in the market price of the securities they would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Funds could try to hedge against a decline in the value of securities they already own by writing a call option. If the price of that security falls as expected, the Funds would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Funds must be prepared to deliver the underlying instrument in return for the strike price, which may deprive them of the opportunity to profit from an increase in the market price of the securities they hold.

The Funds are permitted only to write covered options. The Funds can cover a call option by owning:

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•	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
•	A call option on the same security or index with the same or lesser exercise price;
•	A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
•	In the case of an index, the fund of securities that corresponds to the index.

The Funds can cover a put option by:

•	Entering into a short position in the underlying security;
•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
•	Maintaining the entire exercise price in liquid securities.

Options on Securities Indices. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Funds may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Funds may buy a put option on a futures contract for the same reasons they would sell a futures contract. They also may purchase such put options in order to hedge a long position in the underlying futures contract. The Funds may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

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The Funds may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Funds would retain the option premium, which would offset, in part, any decline in the value of their assets.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

Combined Positions. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Funds could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Funds could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Caps and Floors.- The fund may enter cap and floor agreements. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives.- While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds’ gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities the Funds hold or intend to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Funds to greater risks.

Derivative Management Risk.- If the Advisor incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if the Funds were to write a call option based on their Advisor’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Funds could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Funds were to write a put option based on the Advisor’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Funds could be required to purchase the security upon exercise at a price higher than the current market price.

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Futures Contracts. The Funds may buy and sell stock index futures contracts. The Funds will not engage in transactions in futures contracts or related options for speculation, but may enter into futures contracts and related options for hedging purposes, for the purpose of remaining fully invested or maintaining liquidity to meet shareholder redemptions, to minimize trading costs, or to invest cash balances.

A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated “contract markets” which, through their clearing corporations, guarantee performance of the contracts.

Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. Entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

A futures option gives the holder, in return for the premium paid, the right to buy (call) or sell (put) to the writer of the option a futures contract at a specified price at any time during the term of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.

There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Funds may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Funds than if they had not entered into any futures on stock indices.

In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

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Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

Investments in futures options involve some of the same risks as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option, and an option may be more risky than ownership of the futures contract. In general, the market prices of options are more volatile than the market prices of the underlying futures contracts.

The Funds will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the amount of margin deposit on the Funds’ futures positions would exceed 5% of the market value of the Funds’ net assets.

Foreign Securities. The Funds may invest in securities of foreign issuers in foreign markets. In addition, the Funds may invest in American Depositary Receipts (“ADRs”), which are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets. A depositary may issue unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR. The Funds may invest no more than 20% of their total assets in foreign securities, and they will only purchase foreign securities or ADRs which are listed on a national securities exchange or included in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system. ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

Emerging Markets. The Funds may invest in emerging markets. An “emerging country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

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Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Funds invest in such investment funds, shareholders will bear not only the proportionate share of the expenses of the Funds themselves (including operating expenses and the fees of the Advisor), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

•	The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;
•	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;
•	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;
•	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and
•	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, and limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

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Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk. The Advisor anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

•	They are generally more volatile and not as developed or efficient as than those in the United States;
•	They have substantially less volume;
•	Their securities tend to be less liquid and to experience rapid and erratic price movements;
•	Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;
•	Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and
•	They may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign Currency Risk. While the Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

•	It may be expensive to convert foreign currencies into United States dollars and vice versa;
•	Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;
•	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;
•	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;
•	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

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•	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Funds to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Funds receive from their investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

Emerging Markets. Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

•	Have relatively unstable governments;
•	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;
•	Offer less protection of property rights than more developed countries; and
•	Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Forward Foreign Currency Exchange Contracts. The Funds may enter into forward contracts with respect to specific transactions. For example, when the Funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Funds may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Funds will thereby be able to protect themselves against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Funds to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Funds are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Funds are obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Funds to sustain losses on these contracts and transaction costs. The Funds may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds’ securities or other assets denominated in that currency or (2) the Funds maintain a segregated account as described below. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Funds will be served.

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At or before the maturity date of a forward contract that requires the Funds to sell a currency, the Funds may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset their contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Funds will obtain, on the same maturity date, the same amount of the currency that they are obligated to deliver. Similarly, the Funds may close out a forward contract requiring them to purchase a specified currency by entering into a second contract entitling them to sell the same amount of the same currency on the maturity date of the first contract. The Funds would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to the Funds of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Funds own or intend to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Lending Fund Securities. To increase their income, the Funds may lend their portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. The Funds have adopted an operating policy that limits the amount of loans to not more than 25% of the value of the total assets of the Funds. During the time the Funds’ portfolio securities are on loan, the borrower pays the Funds an amount equivalent to any dividends or interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or they may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. The amounts received by the Funds will be reduced by any fees and administrative expenses associated with such loans. In addition, such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Advisor’s judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Funds or the borrower.

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Segregated Accounts. When the Funds write an option, sell a futures contract, enter into a forward foreign currency exchange contract or sell securities short, they will establish a segregated account with their custodian bank, or a securities depository acting for them, to hold assets of the Funds in order to ensure that the Funds will be able to meet their obligations. In the case of a call that has been written, the securities covering the option will be maintained in the segregated account and cannot be sold by the Funds until released. In the case of a put that has been written or a forward foreign currency contract that has been entered into, liquid securities will be maintained in the segregated account in an amount sufficient to meet the Funds’ obligations pursuant to the put or forward contract. In the case of a futures contract, liquid securities will be maintained in the segregated account equal in value to the current value of the underlying contract, less the margin deposits. The margin deposits are also held, in cash or U.S. Government securities, in the segregated account.

When-Issued Securities. The Funds may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Funds’ net asset value. During the period between purchase and settlement, no payment is made by the Funds and no interest accrues to the Funds. At the time of settlement, the market value of the security may be more or less than the purchase price. The Funds will limit their investments in when-issued securities to less than 5% of their total assets. When the Funds purchase securities on a when-issued basis, they maintain liquid assets in a segregated account with their custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

Debt Securities.- The Funds may invest in debt securities. Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Corporate Bonds-. The Funds may invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

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U.S. Government Securities.- The Funds may invest in U.S. Government securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Among the U.S. Government securities that the Funds may purchase are “mortgage-backed securities” of the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Association (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). These mortgage-backed securities include “pass-through” securities and “participation certificates;” both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an “issuer” which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are “passed through” to the holders of the interest in the pool, thus, the payments to holders include varying amounts of principal and interest. Prepayment of the mortgages underlying these securities may result in the Funds’ inability to reinvest the principal at comparable yields.

Another type of mortgage-backed security is the “collateralized mortgage obligation,” which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

Stripped Mortgage-Backed Securities-. The Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities

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Yankee Bonds-. The Funds may invest in Yankee bonds. Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involves certain risks which are not typically associated with investing in domestic securities. See “Foreign Securities.”

Zero Coupon Bonds.- The Funds may invest in zero coupon bonds. These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Funds’ investments in pay-in-kind, delayed and zero coupon bonds may require them to sell certain of their assets to generate sufficient cash to satisfy certain income distribution requirements. These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U. S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as “STRIPS” or "Separate Trading of Registered Interest and Principal of Securities,” the Funds can record their beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Other Asset-Backed Securities.- The Funds may invest in other asset-backed securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

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Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Funds may have to reinvest their principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Prepayment Risk.- This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Funds may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Funds. If left unattended, drifts in the average maturity of the Funds can have the unintended effect of increasing or reducing their effective duration, which may adversely affect their expected performance.

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Extension Risk.- The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds’ average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Funds to rising rates and their potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Credit Rating.- Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Advisor may determine that it is of investment-grade. The Advisor may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

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Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Funds currently use ratings compiled by Moody’s Investor Services (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”), Duff & Phelps Rating Co. and Fitch. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section “Bond Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

The Advisor may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Funds buy it. A rating agency may change its credit ratings at any time. The Advisor monitors the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Funds may invest in securities of any rating.

Borrowing.- The Select Growth Fund may borrow money, as permitted by its fundamental investment objectives:

•	The Fund may borrow from banks (as defined in the 1940 Act or enter into reverse repurchase agreements, in amounts up to 33 1/3% of their total assets (including the amount borrowed);
•	It may borrow up to an additional 5% of their total assets from anyone for temporary purposes;
•	It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and
•	It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Borrowing is a form of leverage, which may magnify the Fund’s gain or loss. To mitigate the risks of leverage, the Fund will limit the amount they may borrow to not more than 33-1/3% of their total assets, taken at market value. In addition, the Fund will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

Swap Agreements.- The Funds may enter swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

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Swap agreements may increase or decrease the overall volatility of the investments of the Funds and their share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Funds. If a swap agreement calls for payments by the Funds, the Funds must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Funds may be able to eliminate their exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money they expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Funds’ gains or losses. In order to reduce the risk associated with leveraging, the Funds will cover their current obligations under swap agreements according to guidelines established by the SEC. If the Funds enter into a swap agreement on a net basis, they will segregate assets with a daily value at least equal to the excess, if any, of the Funds’ accrued obligations under the swap agreement over the accrued amount the Funds are entitled to receive under the agreement. If the Funds enter into a swap agreement on other than a net basis, they will segregate assets with a value equal to the full amount of the Funds’ accrued obligations under the agreement.

Equity Swaps -- The Funds may enter into equity swaps. In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

Interest Rate Swaps - The Funds may eneter into interest rate swaps. Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

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Like a traditional investment in a debt security, the Funds could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Funds enter into a swap where they agree to exchange a floating rate of interest for a fixed rate of interest, the Funds may have to pay more money than they receive. Similarly, if the Funds enter into a swap where they agree to exchange a fixed rate of interest for a floating rate of interest, the Funds may receive less money than they have agreed to pay.

Currency Swaps. - The Funds may eneter into currency swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Funds may enter into a currency swap when they have one currency and desire a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Investment Companies.- The Funds may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Funds. Like other shareholders, the Funds would pay their proportionate share of those fees. Consequently, shareholders of the Funds would pay not only the management fees of the Funds, but also the management fees of the investment company in which the Funds invest.

Restricted Securities.- The Funds may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Advisor determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the Funds’ investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Funds or less than what may be considered the fair value of such securities.

Short Sales.- The Select Growth Fund may sort sale securities. Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

•	Take advantage of an anticipated decline in prices.
•	Protect a profit in a security it already owns.

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The Fund can lose money if the price of the security they sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Funds can profit if the price of the security declines between those dates.

To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box.- In addition, the Select Growth Fund may engage in short sales “against the box.” In a short sale against the box, the Fund agrees to sell at a future date a security that they either currently own or have the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Whenever the Fund sells a security short, their custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

Other Investments - The Trustees may, in the future, authorize the Funds to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Funds’ investment objective and that such investment would not violate the Funds’ fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the 1940 Act, of the outstanding voting securities of the Funds. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Funds represented at a meeting at which the holders of more than 50% of their outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Funds. Except with respect to borrowing, changes in values of assets of the Funds will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Funds at the time that they purchase any security.

As a matter of fundamental policy, the Flexible Growth Fund and Small Cap Growth Fund are diversified; that means that at least 75% of the value of their total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers each of which represents no more than 5% of the value of the Funds’ total assets and no more than 10% of the issuer’s outstanding voting securities. The Funds’ investment objectives are fundamental.

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Flexible Growth Fund

In addition, except as noted below, the Flexible Growth Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it may not make investments while borrowings in excess of 5% of the value of its total assets are outstanding, provided that such borrowings may be made only to the extent that the value of the Fund’s and/or the Fund’s total assets, as the case may be, less its liabilities other than borrowings (including borrowings pursuant to item (a) or otherwise), is equal at all times to at least 300% of all borrowings (including the proposed borrowing);

2.	Make short sales of securities or maintain a short position;

3.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

5.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

6.	Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts;

7.	Make loans (except for investments in debt securities consistent with the investment policies of the Fund and in repurchase agreements; except that the Fund may make loans of portfolio securities);

8.	Make investments for the purpose of exercising control or management.

The Flexible Growth Fund observes the following restrictions as a matter of operating, but not fundamental, policy. Except as noted below, the Fund may not:

1.	Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company’s voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

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2.	Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board of Trustees to be liquid).

3.	The Board has adopted the following restrictions which will take effect if and when the current fundamental restriction against securities lending is modified as discussed above: Make loans of portfolio securities in an amount exceeding 25% of their respective total assets.

4.	Write put or call options.

5.	Purchase or sell commodities or commodity futures contracts, except the Fund may purchase and sell stock index futures contracts.Select Growth Fund

In addition, except as noted below, the Select Growth Fund may not:

1.	Concentrate its investments in securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the United States government or its agencies or instrumentalities or when the portfolio adopts a temporary defensive position).

2.	Issue senior securities, except as permitted by the 1940 Act.

3.	Invest in physical commodities or contracts on physical commodities.

4.	Purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

5.	Make loans except (i) that the acquisition of investment securities or other investment instruments in accordance with the Fund’s prospectus and statement of additional information shall not be deemed to be the making of a loan; and (ii) that the Fund may lend its portfolio securities in accordance with applicable law and the guidelines set forth in the Fund’s prospectus and statement of additional information, as they may be amended from time to time.

6.	Underwrite the securities of other issuers.

7.	Borrow money, except to the extent permitted by applicable law and the guidelines set forth in the Fund's prospectus and statement of additional information, as they may be amended from time to time.

The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Select Growth Fund will not:

1.	Purchase on margin or sell short except that the Fund may purchase futures as described in the prospectus and this SAI.

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2.	Invest in other investment companies except as permitted by the 1940 Act.

3.	Invest more than an aggregate of 15% of its net assets in securities that are subject to legal or contractual restrictions on resale (restricted securities) or securities for which there are no readily available markets (illiquid securities).

Small Cap Growth Fund

In addition, except as noted below, the Small Cap Growth Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it may not make investments while borrowings in excess of 5% of the value of its total assets are outstanding, provided that such borrowings may be made only to the extent that the value of the Fund’s and/or the Fund’s total assets, as the case may be, less its liabilities other than borrowings (including borrowings pursuant to item (a) or otherwise), is equal at all times to at least 300% of all borrowings (including the proposed borrowing);

2.	Make short sales of securities or maintain a short position;

3.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4.	Write put or call options, except that the Fund may write covered call and cash secured put options and purchase call and put options on stocks and stock indices;

5.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

6.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

7.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

8.	Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts;

9.	Invest in oil and gas limited partnerships or oil, gas or mineral leases;

10.	Make loans (except for investments in debt securities consistent with the investment policies of the Fund and in repurchase agreements; except that the Fund may make loans of portfolio securities);

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11.	Make investments for the purpose of exercising control or management.

The Fund observes the following restrictions as a matter of operating, but not fundamental, policy. Except as noted below, the Fund may not:

1.	Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company’s voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

2.	Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board of Trustees to be liquid).

3.	The Board has adopted the following restrictions which will take effect if and when the current fundamental restriction against securities lending is modified as discussed above: Make loans of portfolio securities in an amount exceeding 25% of their respective total assets.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent as those terms are defined herein. The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives and policies and to general supervision by the Board.

The current Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below.

Name, Address And Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held
Independent Trustees of the Trust*
Walter E. Auch (born 1921) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Management Consultant. Former Chairman, CEO of Chicago Board Options Exchange (CBOE) and former President of Paine Webber.	4	Director, Nicholas-Applegate Funds, Citigroup Funds, Pimco Advisors LLP, Senele Group and UBS Management.

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Name, Address And Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held
Donald E. O’Connor (born 1936) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Financial Consultant; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	4	Independent Director, The Forward Funds.
George T. Wofford III (born 1939) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.	4	None.
James Clayburn LaForce (born 1928) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since May 2002.	Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.	4	Director, The Payden & Rygel Investment Group, The Metzler/Payden Investment Group, BlackRock Funds, Arena Pharmaceuticals, Cancervax.
George J. Rebhan (born 1934) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993.	4	Trustee, E*TRADE Funds.
Interested Trustee of the Trust**
Eric M. Banhazl (born 1957) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Senior Vice President, U.S. Bancorp Fund Services, LLC since July 2001; Treasurer, Guinness-Atkinson Funds; formerly, Executive Vice President, Investment Company Administration, LLC; (“ICA”) (mutual fund administrator and the Fund’s former administrator).	4	None.
Officers of the Trust
Eric M. Banhazl (see above)	President (Interested Trustee - see above.)	Indefinite term since February 1997.	See Above.	4	See Above.
Robert M. Slotky (born 1947) 2020 E. Financial Way, Suite 100 Glendora, CA	Vice President, Chief Compliance Officer	Indefinite term since September 2004	Vice President, U.S. Bancorp Fund Services, LLC since July 2001, formerly Senior Vice President, ICA (May 1997 - July 2001).	4	None.
Douglas G. Hess (born 1967) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite term since June 2003.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since March 1997.	4	None.

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Name, Address And Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held
Rodney A. DeWalt (born 1967) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite term since December 2003.	Legal and Compliance Administrator, U.S. Bancorp Fund Services, LLC since January 2003. Thrivent Financial for Lutherans from 2000 to 2003, Attorney Private Practice 1997 to 2000	4	None.

*	Denotes those Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
**	Denotes Trustee who is an “interested person” of the Trust under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust. He is also an officer of U.S. Bancorp Fund Services, LLC, the administrator for the Fund. U.S. Bancorp Fund Services, LLC is an affiliate of Quasar Distributors, LLC, the Fund’s distributor.
***	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund and Provident Investment Counsel Mutual Funds. The Fund does not hold itself out as related to any other series, except the Provident Investment Counsel Mutual Funds within the Trust for investment purposes, nor does it share the same investment advisor with any other series, except the Provident Investment Counsel Mutual Funds.

Compensation

During the past fiscal year, each Independent Trustee received $18,000 per year in fees, plus $500 for each special meeting attended and is reimbursed for expenses. This amount is allocated among each of the series comprising the Trust. In an effort to meet the industry’s best practice standard, the Board recently reviewed trustee compensation. Effective April 1, 2004, the independent trustees receive an annual trustee fee of $28,000 per year with no additional fee for special meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Trust[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees[2]
Walter E. Auch, Trustee	$23,500	None	None	$23,500
Donald E. O’Connor, Trustee	$23,000	None	None	$23,000
George T. Wofford III, Trustee	$23,500	None	None	$23,500
James Clayburn LaForce, Trustee	$23,500	None	None	$23,500
George J. Rebhan, Trustee	$23,500	None	None	$23,500
1 For the fiscal year November 1, 2003 through October 31, 2004.
2 There are currently numerous different portfolios comprising the Trust. For the fiscal year ended October 31, 2004, trustees fees and expenses in the amount of $21,699 were allocated to the Funds.

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Trust Committees

The Trust has four standing committees: The Audit Committee, the Nominating Committee, the Qualified Legal Compliance Committee and the Valuation Committee. The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets twice per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. The Audit Committee has not met with respect to the Funds.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee has not met with respect to the Funds during the past fiscal year. The Independent Trustees comprise the Nominating Committee.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the Administrator’s staff who is knowledgeable about the Fund and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee has met once with respect to the Flexible Growth Fund. The Committee met to discuss the correction of an NAV error. The Valuation committee has not met with respect to the other Funds.

Board Interest in the Funds

As of January 31, 2005, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Funds. Furthermore, as of December 31, 2004, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.

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Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001- $100,000, Over $100,000)				Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Flexible Growth Fund	Select Growth Fund	Small Cap Growth Fund (Class I)	Small Cap Growth Fund (Class A)
Walter E. Auch, Trustee	None	None	None	None	None
Eric M. Banhazl, Trustee	None	None	None	None	None
Donald E. O’Connor, Trustee	None	None	None	None	None
George T. Wofford III, Trustee	None	None	None	None	None
James Clayburn LaForce, Trustee	None	None	None	None	None
George J. Rebhan, Trustee	None	None	None	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds. Thomas M. Mitchell, Chairman and Chief Executive Officer of the Advisor is a control person of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of January 31, 2005, the following shareholders were considered to be either a control person or principal shareholder of the Funds.

The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Provident Investment Counsel Flexible Growth Fund, Class I (formerly the Mid Cap Fund, Class B):

Name and Address	No. of Shares Owned	% of Shares	Ownership
Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers Attn: Service Team 4800 Deer Lake Drive, E Floor 3 Jacksonville, FL 32246	66,834.744	48.31%	Record
U.S. Bank, N.A Cust FBO Thomas M. Mitchell Rollover IRA 245 Country Club San Gabriel, CA 91775	43,646.292	31.55%	Record and Beneficial

As of January 31, 2005, the following shareholders were considered to be either a control person or principal shareholder of the Select Growth Fund:

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Name and Address of Shareholder	Number of Shares Owned	% of Shares	Ownership
Mitra & Co. C/o Marshall & Isley 100 N. Water Street Milwaukee, WI 53202	5,244,130.597	99.40%	Record

As of January 31, 2005, the following shareholders were considered to be either a control person or principal shareholder of the Small Cap Growth Fund:

Class I

Name and Address	No. of Shares Owned	% of Shares	Ownership
State Street Bank and Trust Company Attn: J. Peterson Master Trust Division 105 Rosemont Road Westwood, MA 02090	4,798,212.091	34.42%	Record

Northern Trust Company FBO Lilly Savings Plan 50 S. LaSalle Street Chicago, IL 60675	2,593,186.113	18.60%	Record

Class A

Name and Address	No. of Shares Owned	% of Shares	Ownership
Mitra & Co. C/o Marshall & Isley 100 N. Water Street Milwaukee, WI 53202	1,730,852.027	66.57	Record

Merrill Lynch For the sole benefit of its clients Building One Fund Admin Team A 4800 Deer Lake Drive, E Floor 2 Jacksonville, FL 32246	204,199.654	7.85	Record

NFSC FEBI# F2J-000019 FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS 401(k) FINOPS-IC FUNDS 100 Magellan Way KWIC Covington, KY 41015	185,400.752	7.13	Record

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Name and Address	No. of Shares Owned	% of Shares	Ownership
George E. Handtmann III & Janet L. Handtmann Trste For Handtmann Trust 333 Lambert Road Carpinteria, CA 93013	151,680.776	5.83	Record and Beneficial

The Advisor

Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101-4106, acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Subject to such policies as the Board may determine, the Advisor is ultimately responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds’ investments.

The Advisor is an indirect, wholly owned subsidiary of Old Mutual plc, a public limited company based in the United Kingdom. Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. The term “Advisor” also refers to the Advisor’s predecessor.

Under the Advisory Agreements, the Advisor will provide a continuous investment program for the Funds and make decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Funds and the Trust are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Funds and the legal obligations with respect to which the Trust or the Funds may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Funds an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Funds’ average daily net assets specified in the Prospectus. However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For the periods indicated below, the Funds and the Predecessor Funds paid the following advisory fees to their Advisor:

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Flexible Growth Fund (formerly the Mid Cap Fund)

Year	Total Fees Accrued by Advisor	Fees Waived/Expenses Absorbed	Balance Paid to Advisor
2004	$28,002	$170,198	$0
2003(1)	$21,381	$170,152	$0
2002(1)	$184,534	$122,967	$61,567
(1) During most of 2002 and part of 2003, the Predecessor Mid Cap Fund was a series of PIC Investment Trust.

Select Growth Fund (formerly the Twenty Fund)

Fiscal Period End	Total Fees Accrued by Advisor	Fees Waived/ Expenses Absorbed	Balance Paid to Advisor
10/31/04	$180,516	$161,932	$18,584
10/31/03(2)	$156,258	$164,099	$0
10/31/02(1)(2)	$81,051	$75,439	$5,612
4/30/02	$196,511	$138,862	$57,649
(1)	The Fund changed its fiscal year end from April 30 to October 31.
(2)	During most of 2002 and part of 2003, the Predecessor Twenty Fund was a series of PIC Investment Trust.

Small Cap Growth Fund

Year	Total Fees Accrued by Advisor	Fees Waived/Expenses Absorbed	Fees Recouped	Balance Paid to Advisor
2004	$2,687,745	$ 0	$14,510	$2,602,255
2003(2)	$1,584,476	$134,626	$0	$1,449,850
2002(2)	$1,638,092	$91,831	$0	$1,546,261
(1) During most of 2002 and part of 2003, the Predecessor Small Cap Growth Fund and Predecessor Small Company Growth Fund invested in the Small Cap Fund Portfolio and were series of PIC Investment Trust.

The Funds are responsible for their own operating expenses. The Advisor, however, has contractually agreed to reduce fees payable to it by the Funds and/or to pay Fund operating expenses to the extent necessary to limit the Funds’ aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the “expense cap”). Any such reductions made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon the Board’s subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.

In granting its approval of the Advisory Agreement at a meeting of the Board on September 12, 2003, the full Board, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services provided by the Advisor to the Predecessor Funds; (b) the appropriateness of the fees paid by the Funds to the Advisor; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of the Funds’ investments. Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the Funds and the proposed expenses of the Funds were reasonable and generally consistent in relation to the relevant peer groups and that the Advisor’s brokerage practices were reasonably efficient. The Board also noted that (a) the Advisor provided quality investment service to the Predecessor Funds; (b) the Advisor provided the Funds with a reasonable potential for profitability and (c) that the nature of the Advisor’s investments was acceptable.

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Based on their review, the Board concluded that the Advisor had the capabilities, resources and personnel necessary to continue to manage the Funds. The Board also concluded that based on the services provided by the Advisor to the Funds and the expenses incurred by the Advisor in the performance of such services, the compensation to be paid to the Advisor was fair and equitable for the Funds.

After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of the Funds’ shareholders or by a vote of a majority of the Board, or by the Advisor on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

The Advisor also provided certain administrative services to the Predecessor Funds pursuant to Administration Agreements, including assisting shareholders of the Predecessor Funds, furnishing office space and permitting certain employees to serve as officers and Trustees of the Trust. For its services, it earned a fee at the rate of 0.20% of the average net assets of each series of the Trust. Fees earned by the Advisor for administrative services for the fiscal years ended October 31, 2004, 2003, and 2002, are shown below:

Fees Earned by the Advisor for Administrative Services

Funds	2004	2003	2002
Flexible Growth Fund (1)	NA	$5,990	$10,130
Select Growth Fund	NA	NA	NA
Small Cap Growth Fund, Class I (2)	NA	$324,964	$327,043
Small Cap Growth Fund, Class A (3)	NA	$70,333	$79,990

(1) For the fiscal year ended October 31, 2003, the Advisor absorbed $73,884 in administrative expenses.
(2) For the fiscal year ended October 31, 2003 and 2002, the Advisor absorbed $180,507 and 4485,795 in administrative expenses.
(3) For the fiscal year ended October 31, 2003, the Advisor absorbed $129,603 in administrative expenses.

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The Advisor has entered into an Operating Expense Limitation Agreement with the Funds and has agreed to continue to limit the Net Annual Operating Expenses to 1.00% of the Flexible Growth Funds’ average daily net assets, 1.00% of the Small Cap Growth Flexible Growth Fund’s average daily net assets, 1.00% of the Small Cap Growth Fund Class I shares’ average daily net assets 1.10% of the Select Growth Fund’s average daily net assets and 1.40% of the Small Cap Growth Fund Class A shares’ average daily net assets. The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds if, within three subsequent years from the date of the waiver, the Funds’ expenses are less than the limit agreed to by the Advisor.

Portfolio Managers

The portfolio managers are responsible for the day-to-day management of the Funds. The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within various categories.

			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)

Donald E. Evenson (1)
Derek S. Derman
Susan J. Perkins
Registered Investment Companies	10	$803	None	None
Other Pooled Investments	0	0	None	None
Other Accounts	22	703.4	None	None

Ned W. Brines (2)
Andrew J. Pearl
Barry B. Burch
Anne E. Westreich
Registered Investment Companies	3	$347	None	None
Other Pooled Investments	1	$1,300	None	None
Other Accounts	21	$895	1	$23

(1)    Mr. Evenson, Mr. Derman and Ms. Perkins are a part of a team that manages accounts.
(2)    Mr. Brines, Mr. Pearl, Mr. Burch and Ms. Westreich are a part of a team that manages accounts.

Material Conflict of Interest. Where conflicts of interest arise between the Funds and other accounts managed by the portfolio managers will proceed in a manner that ensures that the Funds will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by each portfolio management team. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation. There are four distinct elements to PIC’s compensation system: salary, incentive bonus compensation, point-holder bonus, and long term incentive plan. When factoring in all four elements of compensation, the portfolio managers and analysts have the ability to earn compensation in the upper quartile of the industry.

Team members can earn a very meaningful multiple of salary based on objective evaluation of their contribution to the pre-tax performance results achieved in the Advisor’s clients’ portfolios. Incentive bonuses are based solely on the investment performance of the client portfolio and each analyst relative to industry peers, on a short term and long term basis. Generally, the performance bonus, if maximized, will be the largest component of compensation for team members.

Officers are eligible to receive point-holder status, similar to that of a partnership, which enables them to participate in the sharing of the net profits of the firm. Point-holder status can be reached after consistent periods of outstanding performance, and results in the Advisor’s point-holders moving well up into the first quartile of compensation versus peer competitors.

Team members are not compensated for new business.

Securities Owned in the Funds by Portfolio Managers. As of December 31, 2004, the portfolio manager owned the following equity securities in the Funds:

Name of Portfolio Managers	Dollar Range of Equity Securities in the Fund Managed (None, $1-$10,000, 10,001-$50,000, $50,001-$100,000, Over $100,000)

Flexible Growth Fund
Donald E. Evenson	None
Derek S. Derman	None
Susan J. Perkins	None

Select Growth Fund
Donald E. Evenson	None
Derek S. Derman	None
Susan J. Perkins	None

Small Cap Growth Fund
Ned W. Brines	None
Andrew J. Pearl	None
Barry B. Burch	None
Anne E. Westreich	None

The Administrator

Pursuant to an Administration Agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Funds. The Administrator provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, from time to time, monitoring the Funds’ compliance with the Funds’ investment objectives and restrictions, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

The Administration Agreement is terminable without penalty by the Trust on behalf of the Funds or by the Administrator on 60 days’ written notice (as defined in the 1940 Act). The Administration Agreement also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

For the fiscal years ended October 31, 2004, 2003, and 2002 the Funds paid the following in administration fees to USBFS:

Administrative Fees Paid to USBFS

	2004	2003(1)	2002(1)(3)
Flexible Growth Fund	$34,306	$15,000	$15,000
Select Growth Fund	$39,927	$40,000	$84,748(2)
Small Cap Growth Fund	$311,173	$15,000	$15,000

(1)	During the fiscal years ended 2002 and part of 2003, the Predecessor Funds were series of the PIC Investment Trust.
(2)	The Predecessor Fund changed its fiscal year end from April 30 to October 31

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(3)	Fees paid for administration services between December 1999 and March 31, 2002 were paid to the previous administrator. Fees paid for administration services after April 1, 2002 were paid to USBFS.

The Distributor

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), pursuant to which the Distributor acts as the Funds’ distributor, provides certain administration services and promotes and arranges for the sale of the Funds’ shares. The offering of the Funds’ shares is continuous. The Distributor, Administrator, Transfer Agent and Custodian are affiliated companies.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plans

The Trustees and/or shareholders of the Trust have adopted, on behalf of the Small Cap Growth Fund (Class A), a Distribution Plan (the “A Plan”) pursuant to Rule 12b-1 under the 1940 Act. The A Plan provides that the Small Cap Growth Fund- (Class A) will pay a 12b-1 fee to the Distributor at an annual rate of up to 0.25% of its average daily net assets for expenses incurred in marketing its shares, including advertising, printing and compensation to securities dealers or other industry professionals.

For the fiscal year ended October 31, 2004 the Fund and Predecessor Small Company Growth Fund accrued the following amounts under its plan.

Fund	12b-1 Fees
Small Cap Growth Fund (Class A)	$212,685

	Advertising/Marketing	Printing/Postage	Payment to distributor	Payment to dealers	Comp to sales persons	Other	Total
Small Cap Growth Fund (Class A)	$24,763	$1,823	$540	$157,513	$28,046	$0	$212.685

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Shareholder Servicing Plan

On September 12, 2003, the Board approved the implementation of a Shareholder Servicing Plan (the “Servicing Plan”) under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Small Cap Growth Fund (Class A) and the Select Growth Fund will pay the Advisor a monthly fee at an annual rate of 0.15% of each Fund’s average daily net assets. The Advisor will pay certain banks, trust companies, broker-dealers and other financial intermediaries (each, a “Participating Organization”) out of the fees the Advisor receives from the Small Cap Growth Fund and Select Growth Fund under the Servicing Plan to the extent that the Participating Organization performs shareholder servicing functions for Small Cap Growth Fund (Class A) and Select Growth Fund shares owned by its customers.

During the fiscal year ended October 31, 2004, the Funds paid the following in shareholder servicing fees:

Fund	Shareholder Servicing Fees
Flexible Growth Fund (1)	$5,356
Select Growth Fund	$30,086
Small Cap Fund, Class A	$127,611
(1)  Prior to converting to the Flexible Growth Fund The Predecessor Mid Cap Fund paid the Advisor a shareholder servicing fee of 0.25%had

Dealer Commissions
Sales charges imposed on purchases of the Small Cap Growth Class A  shares are paid to retail dealers, as follows:

Your investment	Dealer Commission as a % of offering price
Up to $49,000	5.00%
$50,000-$99,999	3.75%
$100,000-$249,999	2.75%
$250,000-$499,999	2.00%
$500,000-$999,999	1.60%
$1,000,000 and over	*

* A commission of up to 1.00% is paid to financial institutions that initiate purchases of $1 million or more.

SERVICE PROVIDERS

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the “Administrator”), provides administrative services to the Funds pursuant to an Administration Agreement. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required notice filings necessary to maintain the Funds’ ability to sell shares in all states where the Funds currently do, or intend to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Funds’ servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Funds’ daily expense accruals; and perform such additional services as may be agreed upon by the Funds and the Administrator. U.S. Bancorp Fund Services, LLC also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

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U.S. Bank, National Association, located at 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian (“Custodian”) of the securities and other assets of the Funds. The Administrator also acts as the Funds’ transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Funds. The Administrator, Custodian and the Funds’ distributor are affiliated entities under the common control of U.S. Bancorp.

Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 is the independent registered public accounting firm for the Funds.

Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105, is the independent legal counsel to the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisory Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held by the Funds by placing purchase and sale orders for the Funds, the Advisor shall select such broker-dealers (“brokers”) as shall, in its judgment, achieve the policy of “best execution,” i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreement to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory Agreement to consider whether the broker provides research or statistical information to the Funds and/or other accounts of the Advisor.

The Advisory Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services (as defined in Section 28(e)) provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreement provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreement; (ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

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Flexible Growth Fund (formerly the Predecessor Mid Cap Fund)

Year	Brokerage Commissions	Portion Paid for Research Services
2004	$12,843	$1,578
2003(1)	$12,904	$1,205
2002(1)	$98,926	$1,309
(1) During the fiscal years ended 2002 and part of 2003, the Predecessor Fund was a series of the PIC Investment Trust.

The decrease in the brokerage commission from 2002 to 2003 reflects the normalization from the unusual increase in portfolio turnover for 2002 which resulted from the reorganization of the Predecessor Mid Cap Fund in July 2002.

For the fiscal period ended April 30, 2002, and the periods ended October 31, 2002, 2003 and 2004, the Select Growth Fund and the Predecessor Twenty Fund paid the following in brokerage commissions:

Select Growth Fund (formerly the Predecessor Twenty Fund)

Fiscal Year End	Brokerage Commissions	Portion Paid for Research Services
10/31/04	$49,604	$7,276
10/31/03	$65,187	$9,714
10/31/02(2)	$92,606	$11,284
4/30/02	$58,847	$5,264
(1) The Predecessor Fund commenced operations on December 29, 1999.
(2) The Predecessor Twenty Fund changed its fiscal year from April 30 to October 31.
(3) During most of 2002 and part of 2003, the Predecessor Twenty Fund was a series of PIC Investment Trust.

The table below indicates the portion of the Funds' aggregate brokerage for fiscal year 2004 that was directed to brokers who, in addition to providing trade execution, also supplied the Funds with research services.

	Fiscal year ended October 31, 2004
Fund	Dollar Value of Securities Traded	Related Soft Dollar Brokerage Commissions
Flexible Growth Fund	$461,927	$2,189
Select Growth Fund	$5,060,285	$9,967
Small Cap Growth Fund	$22,961,532	$125,383

Brokerage commissions for the Small Cap Growth Fund for the past three fiscal years ended October 31, 2002, 2003 and 2004 were as follows:

Small Cap Growth Fund (formerly the Predecessor Small Cap Fund, Small Company Growth Fund)

Year	Brokerage Commissions*	Portion Paid for Research Services
2004	$1,257,627	$90,846
2003	$970,797	$122,097
2002	$688,617	$39,862

(1) During the fiscal years ended 2002 and most of 2003, the Predecessor Small Cap Growth Fund and the Predecessor Small Company Growth Fund were series of the PIC Investment Trust.
(2) The increase in brokerage commissions from 2002 to 2003 resulted from increased trading in smaller capitalization companies.

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The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Funds in the valuation of the Funds’ investments. The research which the Advisor receives for the Funds’ brokerage commissions, whether or not useful to the Funds, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Funds.

Money market instruments usually trade on a “net” basis. On occasion, certain money market instruments may be purchased by the Funds directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

There are occasions on which the Advisor on behalf of the Funds may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Advisor. Although some concurrent trading potentially could be either advantageous or disadvantageous to the Funds, they will be effected only when the Advisor believes that to do so is in the best interests of the Funds. When such concurrent trading occurs, the Advisor will seek to average prices or otherwise allocate the executions in an equitable manner among the Funds and the other parties involved.

The Advisor adopted Best Execution Policy procedures in August 2001. The procedures provide compliance guidance for the Advisor when determining the reasonableness of commissions, whether its brokers are qualified, “step out” transactions, and the use soft dollars. Step out transactions are where portions of a trade are directed by the Advisor to another broker. Generally, the Advisor uses “step outs” to achieve better execution. Or, if a client directs brokerage so that the transaction is not a part of the Advisor’s block trade, the Advisor may “step out” that client’s portion of the transaction from its regular broker to the directed broker to follow the client’s direction. The Advisor periodically reviews the implementation and the effectiveness of these procedures.

REVENUE SHARING ARRANGEMENT

The Advisor, out of its own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to the service fees and other fees paid by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus. As of December 31, 2004, the Advisor has revenue sharing arrangements with approximately six brokers and other financial intermediaries, of which some of the more significant include arrangements with Prudential/Wachovia, Charles Schwab and Hewitt Associates.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Funds and/or investors in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the Funds and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) a percentage of net assets; and/or (iii) as a fixed dollar-amount. As of the date of this Statement of Additional Information, the maximum amount of additional compensation that the Advisor is paying to any intermediary from its own assets was 0.40% of average daily net assets.

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PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Funds’ portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Portfolio Transactions and Brokerage.” The Funds and the Predecessor Funds’ portfolio turnover rates for the past two fiscal years ended October 31, 2003 and 2004 were as follows:

Portfolio Turnover Rate

	2003	2004
Flexible Growth Fund	133.51%	171.99%
Select Growth Fund	136.00%	87.91%
Small Cap Growth Fund	106.81%	99.08%

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PORTFOLIO HOLDINGS INFORMATION

The Trust on behalf of the Funds has adopted portfolio holdings disclosure policies (“Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Funds. The Advisor has also adopted the Trust’s Policies with respect to disclosure of portfolio holdings of the Funds. Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with these Policies. The Advisor and the Board considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Adviser, Distributor, or any other affiliated person of the Funds. After due consideration, the Adviser and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Policies. The Board also authorized the Advisor or appointed officers to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Policies, Codes of Ethics and other relevant policies of the Funds’ and their service providers by the Trust’s Chief Compliance Officer, (2) by considering reports and recommendations by the Trust’s Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under Investment Company Act), and (3) by considering to approve any amendment to these Policies. The Board reserves the right to amend the Policies at any time without prior notice in their sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

The securities activities engaged in or contemplated for the Funds and the securities held by any Fund, may not be disclosed to any person other than Trustees and officers of the Funds, except for the following disclosures:

•	To employees of PIC who need to know such information in order for PIC to fulfill its obligations to the Fund;
•	To other persons providing services to the Funds who have a need to know such information in order to fulfill their obligations to the Funds, as designated by the Funds to PIC, such as administrators, custodians, and fund accountant ;
•	Pursuant to a regulatory request or as otherwise required by law;
•	In connection with periodic reports by the Funds that are available to shareholders and the public;
•	To mutual fund rating or statistical agencies or persons performing similar functions, as designated by the client to PIC; or
•	To other persons designated by the Funds or approved in writing by the Chief Compliance Officer of PIC (the “CCO”).

Currently, the Funds have obtained confidentiality agreements and has arrangements to provide additional disclosure of portfolio holdings information to the following rating and ranking organizations and pension plan consultants: Lipper, Morningstar, Standard & Poor’s, Bloomberg, FT Interactive Data, Wilshire, Thomson Financial, Vickers Stock, Citigate Financial, Bidart & Ross, Inc., and Prime, Buchholz & Associates, Inc.

PIC may not receive compensation in connection with the disclosure of information about client portfolio securities. In the event of a conflict between the interests of the Funds and the interests of PIC or an affiliated person of PIC, the CCO shall make a determination in the best interests of the client, and shall report such determination to PIC Board of Directors and to the Funds’ Board of Trustees at the end of the quarter in which such determination was made.

Any employee of PIC who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, the Funds’ Fund Administrator, Fund Accountant, Custodian, and Transfer Agent may receive portfolio holdings information in connection with their services to the Funds. In no event shall the Advisor, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectus. Shares of the Funds are sold without sales charge at the next price calculated after receipt of an order for purchase. To purchase shares of the Funds, you must invest the initial minimum investment. However, the Funds reserve the right to reduce or waive the minimums for certain retirement and other employee benefit plans; for the Advisor’s employees, clients and their affiliates; for investment advisors or financial institutions offering investors a program of services; or any other person or organization deemed appropriate by the Funds. You may redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business. A shareholder whose redemption order is received by the Funds’ Transfer Agent after the close of trading on the NYSE will redeem shares at the net asset value as of the next trading day on the NYSE. A broker may charge a transaction fee for the redemption.

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The Funds reserve the right to refuse any purchase requests, particularly those that would not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in the Funds’ view, is likely to engage in or has a history of excessive trading (usually defined as more than four transactions out of the Funds within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of their net assets; or (iii) for such other periods as the SEC may permit for the protection of the Funds’ shareholders.

Redemption-in-Kind. The Funds do not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Funds to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Funds’ net asset value, the Funds have the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Funds’ net asset value in securities instead of cash.

Small Accounts. The Funds reserve the right to close an account, except retirement accounts, that has dropped below $1,000 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 30 days prior to any proposed redemption are invited to add to their account if they wish to continue as a shareholder of the Funds; however, the Funds do not presently contemplate making such redemptions and the Funds will not redeem any shares held in tax-sheltered retirement plans.

NET ASSET VALUE

The net asset value of the Funds’ shares will fluctuate and is determined as of the close of trading on the Exchange (normally 4 p.m. Eastern time) each business day. The Funds’ net asset value is calculated separately.

Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be other-the-counter. Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board.

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The net asset value per share is computed by dividing the value of the securities held by the Funds plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Funds outstanding at such time, as shown below:

Net Assets	=	Net Asset Value per share
Shares Outstanding

An example of how the Funds calculated the net asset value per share as of October 31, 2004 is as follows:

Flexible Growth Fund

$2,463,728	=	$17.06
144,441

Select Growth Fund

$17,885,742	=	$3.13
5,718,072

Small Cap Growth Fund, Class I

$216,986,810	=	$15.13
14,337,519

Small Cap Growth Fund, Class A

$101,258,774	=	$13.67
7,406,137

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TAXATION

Funds’ Tax Status

The Funds will be taxed under the Internal Revenue Code (the “IRS Code”) and intend to elect to qualify for treatment as regulated investment companies (“RICs”) under Subchapter M of the IRS Code. In each taxable year that the Funds qualify, the Funds (but not their shareholders) will be relieved of federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

In order to qualify for treatment as RICs, the Funds must distribute annually to shareholders at least 90% of their investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Funds’ gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to their business of investing in securities or currencies; (2) at the close of each quarter of the Funds’ taxable year, at least 50% of the value of their total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Funds and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Funds’ taxable year, not more than 25% of the value of their assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

The Funds will be subject to a nondeductible 4% excise tax to the extent they fail to distribute by the end of any calendar year substantially all of their ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends from the Funds’ investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Funds’ earnings and profits. Distributions of the Funds’ net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Dividends declared by the Funds in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Funds and received by the shareholders on the record if the dividends are paid by the Funds during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Special Tax Considerations

Dividends and interest received by the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Fund shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the IRS Code. For example, certain retirement accounts cannot claim foreign tax credits on investments held by the Funds. If more than 50% in value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporation, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable income or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a non-resident alien individual or foreign corporation, may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Funds will report annually to their shareholders the amount per share of such withholding taxes.

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Many of the options, futures and forward contracts used by the Funds are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses (“60/40”) although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Section 1256 contracts held by the Funds at the end of their fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the IRS Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

Generally, the transactions in options, futures and forward contracts undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Funds. In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Funds and taxed as ordinary income when distributed to shareholders of the Funds. The Funds may make certain elections available under the IRS Code which are applicable to straddles. If the Funds make such elections, recognition of gains or losses from certain straddle positions may be accelerated.

The tests which the Funds must meet to qualify as RICs, described above, may limit the extent to which the Funds will be able to engage in transactions in options, futures contracts or forward contracts.

Under the IRS Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as “section 988” gains or losses. Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

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DIVIDENDS AND DISTRIBUTIONS

Dividends from the Funds’ investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income or qualified dividend income to the extent of the Funds’ earnings and profits. Distributions of the Funds’ net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by the Funds in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Funds and received by the shareholders on the record date if the dividends are paid by the Funds during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

The Funds are required to withhold a certain percentage of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Funds with a correct taxpayer identification number. The Funds also are required to withhold a certain percentage of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

PERFORMANCE INFORMATION

Average Annual Total Return

Average annual total return quotations used in the Funds’ Prospectus are calculated according to the following formula:

P(1 + T)n = ERV

Where:
“P”	=	Represents a hypothetical initial investment of $1,000;
“T”	=	Represents average annual total return;
“n”	=	Represents the number of years; and
“ERV”	=	Represents the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in the Prospectus will be based on rolling calendar quarters. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

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Average Annual Total Return (after Taxes on Distributions)

The Funds’ quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

P(1 + T)(n) = ATV(D)

Where:
“P”	=	Represents a hypothetical initial investment of $1,000;
“T”	=	Represents average annual total return;
“n”	=	Represents the number of years; and
“ATV(D)”	=
Represents the ending value of the hypothetical initial investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

The Funds’ quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

P (1+ T)(n) = ATV(DR)

Where:
“P”	=	Represents a hypothetical initial investment of $1,000;
“T”	=	Represents average annual total return;
“n”	=	Represents the number of years; and
“ATV(DR)”	=
Represents the ending redeemable value of the hypothetical initial investment after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

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Yield

Annualized yield quotations used in the Funds’ Prospectus are calculated by dividing the Funds’ interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

YIELD = 2 [ (a-b + 1)(6) - 1]
     cd

where “a” equals dividends and interest earned during the period; “b” equals expenses accrued for the period, net of reimbursements; “c” equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and “d” equals the maximum offering price per share on the last day of the period.

Except as noted below, in determining net investment income earned during the period (“a” in the above formula), the Funds calculate interest earned on each debt obligation held by it during the period by (1) computing the obligation’s yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Funds, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

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PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Funds, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. The Policies require proxies identified as raising a material conflict of interest to be voted in accordance with the Advisor’s pre-determined policy or with notification to and consent by the Board.

The Advisor has adopted Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”) that are reasonably designed to ensure that proxies are voted in the best interests of the Funds’ shareholders. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote. Pursuant to the Advisor’s Proxy Policies, a Proxy Committee has been established that has appointed a Proxy Manager to analyze proxies and generally manage the proxy voting process. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

Certain of the Advisor’s proxy voting guidelines are summarized below:

•	With respect to corporate governance issues, proxies are generally voted FOR management proposals unless there is a belief that such proposal may have a negative impact on the economic interests of shareholders, such as proposals limiting shareholder rights or imposing supermajority provisions;
•	With respect to takeovers, proxies are generally voted FOR management sponsored anti-takeover proposals that (1) enhance management’s bargaining position but do not discourage series offers, such as poison pills; and
•	With respect to compensation plans, proxies are generally voted FOR management sponsored compensation plans that are reasonable, competitive and not unduly burdensome.

Where a proxy proposal raises a conflict of interest between the Advisor’s interest and the Funds’ interest, the Proxy Committee will not take into consideration the relationship that raises the potential conflict of interest and will vote proxies solely in the best interest of the Fund. Further, any members of the Proxy Committee that personally have actual or potential conflicts of interest must notify appropriate parties and may be required to recuse himself or herself from participating in the decision process for that proxy vote. The Advisor also has procedures in place for reporting and investigating any perceived improper influence on the proxy voting decision-making process.

The Trust is required to annually file Form N-PX, which lists the Funds’ complete proxy voting record for the 12-month period ending June 30th. The Funds’ proxy voting record is available without charge, upon request, by calling toll-free 1-800-618-7643 and on the SEC’s website at www.sec.gov.

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GENERAL INFORMATION

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value of 0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Funds. Each share represents an interest in the Funds proportionately equal to the interest of each other share. Upon the Funds’ liquidation, all shareholders would share pro rata in the net assets of the Funds available for distribution to shareholders.

With respect to the Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

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The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Boards of the Trust and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Advisor to invest in securities that may be purchased or held by the Funds.

FINANCIAL STATEMENTS

The annual report to shareholders for the Funds and Predecessor Funds for the fiscal year ended October 31, 2004 is a separate document supplied with this SAI, and the financial statements, accompanying notes and reports of Independent Registered Public Accounting Firm appearing therein are incorporated by reference into this SAI.

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APPENDIX
Description of Ratings

Moody’s Investors Service, Inc.: Corporate Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies numerical modifiers “1,” “2” and “3” to both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Ratings Group: Corporate Bond Ratings

AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

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BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation “A-2” is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

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The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

Provident Investment Counsel Growth Fund, Class I

Advisor:
Provident Investment Counsel

Prospectus
February 28, 2005

TABLE OF CONTENTS

Page

Risk/Return Summary	1
The Principal Goals, Strategies and Risks of the Fund	1
The Principal Risks of Investing in the Fund	1
Who May Want to Invest	2
Performance	2
Fees and Expenses	3
More Information about the Fund’s Investments, Strategies, and Risks	4
Management	5
Ways to Set Up Your Account	6
Calculation of Net Asset Value	7
How to Buy Shares	7
How to Sell Shares	9
Important Redemption Information	12
Investor Services	13
Dividends, Capital Gains and Taxes	16
Distribution Options	16
Understanding Distributions	17
Transactions Details	18
Financial Highlights	21
PRIVACY NOTICE	23

Prospectus
2

Risk/Return Summary

The Principal Goals, Strategies and Risks of the Fund

Goal: Long term growth of capital.

Strategy: Provident Investment Counsel Growth Fund (the “Fund”) invests at least 65% of its assets in growth stocks. Provident Investment Counsel (“PIC”), the Fund’s investment advisor defines growth stocks as the stocks of those companies with high rates of growth in sales and earnings, strong financial characteristics, a proprietary product, industry leadership, significant management ownership and well thought out management goals, plans and controls. Although PIC may invest in companies of any size, it may choose to invest a significant portion of the Fund’s assets in small and medium companies. In selecting common stocks, PIC does an analysis of, and invests in, individual companies which are currently experiencing a growth of earnings and revenue, which is above the average relative to its industry peers and the domestic equity market in general.

The Principal Risks of Investing in the Fund

By itself, the Fund is not a complete, balanced investment plan. And the Fund cannot guarantee that it will reach its goal. As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. For example, the following risks could affect the value of your investment:

Market Risk. The value of the Fund’s investments will vary from day to day. The value of the Fund’s investments generally reflect market conditions, interest rates and other company, political and economic news. Stock prices can rise and fall in response to these factors for short or extended periods of time. Therefore, when you sell your shares, you may receive more or less money than you originally invested.

Small and Medium Company Risk. The Fund may invest in the securities of small and medium-sized companies. The securities of medium and small, less well-known companies may be more volatile than those of larger companies. Such companies may have limited product lines, markets or financial resources and their securities may have limited market liquidity. These risks are greater for small-sized companies.

Foreign Securities Risk. The Fund may invest in foreign securities. Investments in foreign securities involve risks that are not typically associated with domestic securities. The performance of foreign securities depends on different political and economic environments and other overall economic conditions than domestic securities. Changes in foreign currency exchange rates will affect the values of investments quoted in currencies other than the U.S. dollar. Less information may be publicly available about foreign issuers. Foreign stock markets have different clearance and settlement procedures, and higher commissions and transaction costs, than U.S. markets. Certain other adverse developments could occur, such as expropriation or confiscatory taxation, political or social instability, or other developments that could adversely affect the Fund’s investments and its ability to enforce contracts.

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Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect the Fund’s performance.

Who May Want to Invest

The Fund may be appropriate for investors who are seeking capital appreciation through a diversified portfolio of securities of companies of any size, but are willing to accept the greater risk of investing in growth stocks.

Performance

The Provident Investment Counsel Growth Fund I (the “Predecessor Fund”) began operations on June 11, 1992, as a mutual fund organized as a series of PIC Investment Trust, a Delaware statutory trust, and reorganized into the Fund, a series of Advisors Series Trust (the “Trust”) on December 22, 2003. The Fund adopted an investment objective and certain investment strategies and policies identical as those of the Predecessor Fund. The bar chart and table reflect the Fund’s performance after the reorganization and the Predecessor Fund’s performance prior to the reorganization. The bar chart demonstrates the risks of investing in the Fund by showing changes in the Predecessor Fund’s performance from year to year. These risks are also demonstrated by the table below, which shows how the Predecessor Fund’s average annual returns compare over time with those of the S&P 500 Index and the Russell 1000 Growth Index. Unless otherwise indicated, the bar chart and table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Predecessor Fund’s performance would be reduced. Past performance (before and after taxes) is not an indication of future performance.
Growth Fund, Class I
Calendar-Year Total Return (%)

2

*	During the calendar years 1993 through most of 2003, the Predecessor Fund was a series of the PIC Investment Trust.

During the periods shown, the Fund’s best performance for a quarter was 28.81% (for the fourth quarter 1999). The Fund’s worst performance was -27.16% (for the third quarter 2001).

Average Annual Total Returns as of December 31, 2004

Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	3.65%	-14.62%	4.88%
Return After Taxes on Distributions	3.65%	-15.50%	3.16%
Return After Taxes on Distributions and Sale of Fund Shares(1)	2.37%	-11.61%	4.23%
S & P 500 Index(2)	10.88%	-2.30%	12.07%
Russell 1000 Growth Index(3)	6.30%	-9.29%	9.59%
________________

(1)	The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than the other return figures because, when capital loss occurs on redemption of Fund shares, a tax deduction benefits the investor.

(2)	The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large-sized U.S. companies. The index assumes the reinvestment of dividends and does not reflect any deduction for fees, expenses or taxes. The index is not available for investment.

(3)	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index assumes the reinvestment of dividends and does not incur expenses and is not available for investment.

(4)	During the calendar years 1993 through most of 2003, the Predecessor Fund was a series of the PIC Investment Trust.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales (load) charge (as a percentage of purchase or sale price, whichever is less)	None
Redemption fee and Exchange fee(1)	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	0.80%
Other Expenses (2)	0.94%
Total Annual Fund Operating Expenses	1.74%
Expense Reimbursements (3)	(0.79%)
Net Expenses	0.95%

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____________________________
(1)	Shareholders will be charged 1.00% fee on redemptions or exchanges made within one month of purchase. The Fund’s transfer agent charges a $15 fee for each wire transfer and a $5 fee for each telephone exchange.
(2)	Other expenses with respect to the Fund are based on the Predecessor Fund’s previous fiscal year and include custodian, transfer agency, and other customary fund expenses. With respect to the Fund, other expenses are estimated and include custodian, transfer agency, and other customary fund expenses.
(3)	The Fund has entered into an expense reimbursement agreement with PIC, until such contractual arrangement is terminated by the Board of Trustees, under which PIC has agreed to limit the Fund’s Net Annual Fund Operating Expenses, excluding interest and taxes, to not more than 0.95% of average daily net assets. Under this expense reimbursement agreement, PIC may request reimbursement of previously absorbed expenses at any time before the end of the third fiscal year after the fiscal year in which the expenses were absorbed. To request reimbursement, the Fund’s current aggregate operating expenses must be below the applicable limitation. The Board of Trustees must review and approve the proposed reimbursement and may terminate the expense reimbursement arrangement at any time. Without the expense reimbursement, the Total Annual Fund Operating Expenses would be 1.74%.

Example: This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example is based upon Net Expenses as set forth in the above table. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses have remained the same. Although your actual costs may be higher or lower, based on these assumptions, the cost would be:

1 year	3 years	5 years	10 years
$97	$303	$525	$1,166

More Information about the Fund’s Investments, Strategies and Risks

This section gives more information about how the Fund invests.

PIC supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold. PIC’s research professionals meet personally with the senior officers of the companies in the Fund to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC’s investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a “bottom-up” approach to investing. PIC seeks companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management ownership of stock, strong management goals, plans and controls, and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

The Fund invests to a limited degree in foreign securities, but is authorized to invest up to 20% of its total assets in such securities. Foreign investments involve additional risks including currency fluctuations, political and economic instability, differences in financial reporting standards, and less stringent regulation of securities markets.

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A sell decision is most often triggered when there is a fundamental change in a company, or when a strategic shift takes place in the overall strategy.

Our ongoing review of holdings continues as we monitor companies that have:

•	Met or exceeded our price target
•	Declined 20 percent from average cost
•	A P/E ratio that as reached extremes (P/E to growth ratio and P/E relative to historical levels)
•	Negative earnings revisions

The Fund seeks to spread investment risk by diversifying its holdings among many companies and industries. PIC normally invests the Fund’s assets according to its investment strategy. However, the Fund may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. The Fund may invest up to 100% of its assets in temporary defensive investments. At those times, the Fund would not be seeking its investment objective.

The Fund seeks long-term growth of capital by investing primarily in shares of common stock. Under normal circumstances, the Fund will invest at least 65% of its assets in shares of common stock. In selecting investments for the Fund, PIC will include companies of various sizes, which are currently experiencing a growth of earnings, and revenue, which is above the average relative to its industry peers and the stock market in general.

Management

PIC is the advisor to the Fund. PIC’s address is 300 North Lake Avenue, Pasadena, California, 91101. PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. An investment committee of PIC formulates and implements an investment program for the Fund, including determining which securities should be bought and sold.

The Fund pays an investment advisory fee to PIC for managing the Fund’s investments. For the fiscal year ended October 31, 2004, as a percentage of average daily net assets, the Fund and the Portfolio, in which the Predecessor Fund invested, paid 0.12%, net of waivers.

Portfolio Managers

The following individuals are responsible for the day-to-day investment decisions for the Fund:

Donald E. Evenson, CFA- Mr. Evenson is a managing director and the team leader of the large cap portfolio management team. Prior to joining Provident Investment Counsel, he was a financial analyst for Oakmont Corporation and an investment advisor for Golden West Financial, Inc. He has been in the investment industry since 1990. Mr. Evenson earned his BS degree in finance and economics from Saint Mary’s College. While pursuing his MBA at the University of Southern California, he actively managed the graduate school’s Student Investment Fund. Don is a Chartered

Derek S. Derman, CFA- Mr. Derman is a senior vice president and a portfolio manager with research responsibilities. Mr. Derman has been in the investment industry since 1991. Prior to joining Provident Investment Counsel, he was a research analyst at Wedbush Morgan Securities, and an associate vice president for Van Deventer & Hoch. Before that, he was an investment officer for Bethlehem Steel Pension Trust and held an analyst position at Wilshire Associates. Mr. Derman holds a BA in economics from the University of California, San Diego and an MBA from Cornell University’s Johnson Graduate School of Management. He is a Chartered Financial Analyst and a member of the CFA Institute.

Susan J. Perkins, CFA- Ms. Perkins is a senior vice president and a portfolio manager with research responsibilities. Ms. Perkins has been in the investment industry since 1981. Prior to joining Provident Investment Counsel, she was a portfolio manager and analyst with ARCO Investment Management Co. She also held positions as the director of Southeast Research at Raymond James & Associates, and as vice president of E.F. Hutton & Co. Ms. Perkins earned her BS from the University of Vermont and an MBA from the Stern School of Business at New York University. She is a Chartered Financial Analyst and a member of the CFA Institute.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

Description of Class

The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares for the Fund. Only Class I shares are currently available to shareholders of the Provident Investment Counsel Growth Fund.

With Class I shares, you will not pay a sales charge when you initially invest in the Fund, however if you redeem your shares within one month of investing, you will be charged a 1.00% redemption fee of the amount redeemed.

Your Account

Ways to Set Up Your Account

Individual or Joint Tenant for your General Investment Needs

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

•	Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 ½ with earned income to invest up to $3,000 per tax year.

•	Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

•	Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $40,000 per year.

•	Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

•	403(b) Custodial Accounts are available to employees of most tax-exempt institutions, including schools, hospitals and other charitable organizations. These accounts need to be established by the trustee of the plan.

•	401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

Gifts or Transfers to Minor (UGMA, UTMA)
To invest for a child’s education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

6

Trust
For money being invested by a trust

The trust must be established before an account can be opened.

Business or Organization
For investment needs of corporations, associations, partnerships or other groups

Does not require a special application.

Calculation of Net Asset Value

Once each business day, the Fund calculates its net asset value per share (“NAV”). NAV is calculated at the close of regular trading on the New York Stock Exchange (“NYSE”), which is normally 4 p.m., Eastern time. NAV will not be calculated on days that the NYSE is closed for trading.

The Fund’s assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

How to Buy Shares

The price you will pay to buy Fund shares is based on the Fund’s NAV. Shares are purchased at the next NAV calculated after the investment is received in good order. “Good order” purchase requests means that your purchase request includes:

•	the name of the Fund
•	the dollar amount of shares to be purchased
•	accurately completed application or investment stub
•	check payable to “Provident Investment Counsel Mutual Funds”

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-618-7643 for more information and a retirement application.

Payment of shares redeemed will typically be sent to you on the next business day, but no later than the seventh calendar day after the receipt of the redemption request. If any portion of shares requested to be redeemed represent an investment made by check, the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected. This may take up to twelve calendar days from the purchase date.

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Initial Investment - By Wire

If you wish to open an account by wire, a completed application is required before your wire can be accepted. You can mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #: 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #: 112-952-137
Further Credit: (name of the Fund)
(your name or the title on the account)
(your account #)

For Subsequent Investments- By Wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of wire.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent will verify certain information on your Account Application as part of the Trust’s Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund’s transfer agent at 1-800-618-7643 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Minimum Investments

To Open an Account	$1 million
The Fund may, at its discretion, waive the minimum investment for employees and affiliates of PIC or any other person or organization deemed appropriate.

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For automatic investment plans	$1 million
For retirement accounts	$250

To Add to an Account	$250
Through automatic investment plans	$250
For retirement plans	$250

Minimum Balance	$1,000
For retirement accounts	$500

For Information:	1-800-618-7643

To Invest

By Mail:
Provident Investment Counsel Mutual Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

By Wire:
Call: 1-800-618-7643 to set up an account and arrange a wire transfer

By Overnight Delivery:
Provident Investment Counsel Mutual Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received by the Fund’s transfer agent with your name, account number and amount to be redeemed and meeting all the requirements discussed in this Prospectus.

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To sell shares in a non-retirement account, you may use any of the methods described on these two pages. If you are selling some but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain requests must include a signature guarantee. It is designed to protect you and the Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

•	You wish to redeem more than $100,000 worth of shares.

•	The redemption is being mailed to a different address from the one on your account (record address).

•	The redemption is being made payable to someone other than the account owner.

•	The redemption is being sent by federal wire transfer to a bank other than the bank of record of the account owner.

•	A change of address request has been received by the transfer agent with the last 15 days.

•	When subsequently adding telephone redemptions to an existing account.

•	When adding or changing automated bank instructions.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“Stamp”). A notary public is not an acceptable signature guarantor.

Selling Shares in Writing

Write a “letter of instruction” with:

•	Your name;

•	Your Fund account number;

•	The dollar amount or number of shares to be redeemed; and

•	Any other applicable requirements listed under “Important Redemption Information.”

Unless otherwise instructed, the Fund will send a check to the record address.

Mail your letter to:
Provident Investment Counsel Mutual Funds
[Name of Fund]

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c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

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Important Redemption Information

	Account Type	Special Requirements

Phone 1-800-618-7643	All account types except retirement. Retirement account redemptions must be made in writing.	* Your telephone call must be received by 4 p.m. Eastern time to be redeemed on that day (maximum check request $100,000).

Mail or in Person	Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA	* The letter of instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

	Retirement Account	* The account owner should provide a letter of instruction.

	Trust	* The trustee must sign the letter indicating capacity as trustee. If the trustee’s name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

	Business or Organization	* At least one person authorized by corporate resolutions to act on the account must sign the letter.

* Include a corporate resolution with corporate seal or a signature guarantee.

	Executor, Administrator,	* Call 1-800-618-7643 for instructions.
Conservator, Guardian

Wire	All account types except retirement. Retirement account redemptions must be made in writing.	* You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-618-7643. Minimum redemption wire: $5,000.

* Your wire redemption request must be received by the Fund before 4 p.m. Eastern time for money to be wired the next business day.

* You will be charged a $15 fee for each wire redemption.

Redemption Fee. The Fund imposes a 1% redemption fee on redemptions or exchanges of shares held for less than one month. The fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders.

The Fund is intended for long-term investors. Short-term "market-timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund will assess a fee on redemptions of Fund shares purchased and held for less than one month. Although the Fund has the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. Further, the Fund, in its discretion, after consideration of the best interests of the Fund and its shareholders, may choose not to apply the redemption fee to redemptions that do not indicate market timing strategies. In addition, the fee does not apply to shares purchased through reinvested dividends or capital gains.

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Redemption-in-Kind. The Fund reserves the right to redeem your shares “in kind.” For example, if you redeem a large number of shares and the Fund is unable to sell securities to raise cash, the Fund may send you a combination of cash and a share of the Fund’s securities. The Fund does not expect to do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Investor Services

The Fund provides a variety of services to help you manage your account.

Information Services

The Fund’s telephone representatives can be reached at 1-800-618-7643.

Statements and reports that the Fund sends to you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration)

•	Annual and semiannual shareholder reports (every six months)

•	Quarterly account statements

Householding. In an effort to decrease costs, we intend to reduce the number of duplicate prospectus, annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-618-7643 to request individual copies of these documents. Once we receive notice to stop householding we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting Provident Investment Counsel Mutual Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-618-7643.

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Transaction Services

Exchange Privilege. You may sell your shares and buy Class I shares of other Provident Investment Counsel Mutual Funds by telephone or in writing. Note that exchanges into each Fund are limited to shares of similar classes, four exchanges per calendar year, may under certain circumstances involve payment of a redemption fee, and may have tax consequences for you. Also see, “Shareholder Account Policies.”

Automatic Investment Plans

One easy way to pursue your financial goals is to invest money regularly. The Fund offers convenient services that let you transfer money into your Fund account automatically from your bank checking or savings account. Investments can be made on a monthly or quarterly basis, in amounts of $250 or more. If a regularly scheduled investment falls on a weekend or holiday, the investment will occur on the next business day. In order to participate in the Plan, your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-800-618-7643. Certain restrictions apply the retirement accounts. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to effective date.

Tools to Combat Frequent Transactions

The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders. Funds that invest in overseas securities, where market timers may seek to take advantage of time zone differences, and funds that invest in small cap and other types of investments which are not frequently traded, may be targets of market timers.

The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. The Board of Trustees has developed a market timing policy, which takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading activity, imposing redemption fees, and using fair value pricing, as determined by the Fund’s Board of Trustees, when the Advisor determines that current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests.

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Trading Practices
Currently, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive and may reject any purchase order. The Fund may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive. In addition, the Fund reserves the right to accept purchases and exchanges if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the Fund seeks to act in a manner that they believe is consistent with the best interests of the shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions that the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.

Trading Restrictions
Currently, the Fund limits exchanges between Provident Investment Counsel Mutual Funds to four exchanges per calendar year. The Fund reserves the right to temporarily or permanently terminate the exchange privilege.

Redemption Fees
The Fund charges a 1.00% redemption fee on the redemption of Fund shares held for less than one month. This fee is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The “first in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Fund for he benefit of its long-term shareholders. Redemption fees will not apply to exchanges or to shares acquired through the reinvestment of dividends. Although the Fund has the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short-term trading effected through financial intermediaries. Financial intermediaries include omnibus accounts or retirement plans.

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Fair Value Pricing

The Board of Trustees has developed procedures, which specify the fair value methodology used by third party pricing services. These procedures utilize fair value pricing when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Advisor to the Fund holding such assets does not represent fair value. The Fund may also fair value a security if the Fund or the Advisor believes that the market price is stale. Other types of securities that the Fund may hold for which the fair value pricing might be required include, but are not limited to: (a) illiquid securities including restricted securities and private placements for which there is no public market; (b) securities of an issuer that has entered into restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the Fund. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the Fund. The Board of Trustees has also developed procedures to monitor pricing policies and operations under the fair value procedures.

Dividends, Capital Gains and Taxes

The Fund distributes substantially all of its income and capital gains, if any, to shareholders each year in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-618-7643 for instructions. The Fund offers three options:

1.	Reinvestment Option. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.	Income-Earned Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3.	Cash Option. You will be sent a check for your dividend and capital gain distributions.

If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

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If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current net asset value and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 ½ years old, you can receive distributions in cash.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments. The Fund passes its net income along to investors as distributions, which are taxed as ordinary income or qualified dividend income. Every January, the Fund will send you and the IRS a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Exchanges are considered a sale and purchase of Fund shares for tax purposes and may result in a capital gain or loss.

Whenever you sell shares of the Fund, PIC will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

Tax Issues. The Fund has elected, and intends to continue to qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRS Code”), by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the IRS Code relating to the sources of its income and diversification of assets. Accordingly, the Fund generally will not be liable for federal income tax or excise tax based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the IRS Code. If the Fund is unable to meet certain IRS Code requirements, it may be subject to taxation as a corporation.

For federal income tax purposes, any dividends derived from net investment income and any excess of net short-term capital gain over net long-term capital loss that investors receive from the Fund are considered ordinary income. Part of the distributions paid by the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders under the IRS Code. Distributions of the excess of net long-term capital gain over net short-term capital loss from transactions of the Fund are treated by shareholders as long-term capital gains regardless of the length of time the Fund’s shares have been owned. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Fund.

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Part of the Fund’s investment income may be subject to foreign income taxes that are withheld at the source. If the Fund meets certain requirements under the IRS Code, it may pass through these foreign taxes to shareholders, who may then claim, subject to applicable limitations, a credit or deduction against their own taxes for their share of foreign taxes paid.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

The Fund will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax exempt and foreign investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of the Fund. Additional information on tax matters relating to the Fund and its shareholders is included in the Statement of Additional Information.

Transactions Details

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to federal income tax withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold federal income taxes from your taxable distributions and redemptions.

You may initiate many transactions by telephone. Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized requests.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See “Exchange Privilege.” Purchase orders may be refused if, in the Fund’s opinion, they would disrupt management of the Fund.

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Please note this about purchases:

•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

•	The Fund does not accept cash, third party checks, U.S. Treasury checks, credit card checks, travelers’ checks, starter checks, money orders or cashiers’ checks.

•	When making a purchase with more than one check, each check must have a value of at least $50.

•	The Fund reserves the right to limit the number of checks processed at one time.

•	If your check does not clear, your purchase will be canceled and a $25 fee will be assessed against your account by the transfer agent. You will also be responsible for any losses suffered by the Fund as a result.

•	Shares of the Fund have not been registered for sale outside the United States.

You may buy shares of the Fund or sell them through a broker, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.

Certain financial institutions that have entered into sales agreements with the Fund may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Please note this about redemptions:

•	Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

•	Redemptions may be suspended or payment dates postponed beyond seven days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

•	The Fund reserves the right to deduct an annual maintenance fee of $15 from accounts with a value of less than $1,000. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the Fund’s transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

•	The Fund also reserves the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer ($500 for retirement accounts). PIC will give you 30 days prior notice of its intention to close your account.

•	Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, this type of redemption will be subject to federal income tax withholding.

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Please note this about exchanges:

As a shareholder, you have the privilege of exchanging shares of the Fund for Class I shares of other Provident Investment Counsel Mutual Funds. However, you should note the following:

•	The Fund you are exchanging into must be registered for sale in your state.

•	You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

•	Before exchanging into a Fund, read its prospectus.

•	Exchanges are considered a sale and purchase of Fund shares for tax purposes and may result in a capital gain or loss.

•	Because excessive trading can hurt fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year.

•	Each Fund reserves the right to refuse exchange purchases by any person or group if, in PIC’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

•	The exchange may be subject to a redemption fee.

Revenue Sharing Arrangement. The Advisor, out of its own resources and not out of Fund assets ( i.e ., without additional cost to the Fund or its shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the service fees and other fees paid by the Fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Fund, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses section of the Fund’s Prospectus.

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Financial Highlights

This table shows the Fund’s and the Predecessor Fund’s financial performance for the past five years. Certain information reflects financial results for a single Predecessor Fund share. For the periods shown, the Predecessor Fund invested in securities of its corresponding master portfolio (the “Portfolio”). “Total return” shows how much your investment in the Fund and the Predecessor Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller and Baker for the fiscal year ended October 31, 2004 and by another independent registered public accounting firm for the four years ended October 31, 2003. The independent registered public accounting firm’s reports and the Predecessor Fund’s financial statements are included in the Annual Report, which is available upon request.

PROVIDENT INVESTMENT COUNSEL GROWTH FUND, Class I

For a share outstanding throughout each year

	Year ended October 31,

	2004	2003	2002	2001	2000

Net asset value per share, beginning of year	$7.38	$6.40	$8.07	$20.69	$21.72
Income from investment operations:
Net investment loss	(0.04)#	(0.04)	(0.07)	(0.07)	(0.18)
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	(0.03)#	1.02	(1.60)	(7.98)	2.66
Total income (loss) from investment operations	(0.07)	0.98	(1.67)	(8.05)	2.48

Distributions:
From net realized gains	----	----	----	(4.57)	(3.51)
Total distributions	----	----	----	(4.57)	(3.51)
Net asset value per share, end of year	$7.31	$7.38	$6.40	$8.07	$20.69
Total return	(0.95%)	15.31%	(20.69%)	(49.40%)	11.21%

Ratios/supplemental data:
Net assets, (dollar in millions), end of year	$9.0	$50.4	$52.5	$84.4	$181.3
Ratios of expenses to average net assets:++
Before expense reimbursement	1.74%	1.86%	1.58%	1.46%	1.35%
After expense reimbursement	1.02%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment loss to average net assets: #‡
After expense reimbursement	(0.57%)	(0.57%)	(0.73%)	(0.67%)	(0.79%)
Portfolio turnover rate	62.67%	79.11%◆	83.09%◆	105.02%◆	148.85%◆

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#	Per share numbers have been calculated using the average shares method.

+On December 22, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operation of each respective predecessor PIC Feeder Fund.
++Includes the Fund’s share of expenses allocated from the Portfolio.

◆	Portfolio turnover rate of Portfolio, in which all of the Predecessor Fund’s assets are invested.

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Privacy Notice

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to nonaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information would be shared with unaffiliated third parties.

Not Part of Prospectus
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Provident Investment Counsel Mutual Funds

Provident Investment Counsel Growth Fund

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can get free copies of the Fund’s reports and SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Provident Investment Counsel Mutual Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 1-800-618-7643
www.provnet.com

You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling the Commission at (202) 942-8090. Reports and other information about the Fund are available:

Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov

For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act File No. is 811-07959)

Prospectus

PROVIDENT INVESTMENT COUNSEL GROWTH FUND - CLASS I

a series of Advisors Series Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated February 28, 2005

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated February 28, 2005, as may be revised, of the Provident Investment Counsel Growth Fund - Class I, a series of the Advisors Series Trust (the “Trust”). In this SAI, the Provident Investment Counsel Growth Fund - Class I may be referred to as the “Fund.”

Provident Investment Counsel (the “Advisor”) is the investment advisor to the Fund.

A copy of the prospectus may be obtained from the Fund c/o U.S. Bancorp Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll free at 1-800-618-7643.

The annual report to shareholders for the Fund for the fiscal year ended October 31, 2004 and the semiannual report for the period ending April 30, 2004 are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

B-1

B-2

INVESTMENT OBJECTIVES AND POLICIES

Introduction. The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Fund.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Fund’s prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Provident Investment Counsel Growth Fund I began operations on June 11, 1992, as a mutual fund organized as a series of PIC Investment Trust, a Delaware statutory trust (the “Predecessor Fund”), and reorganized into the Fund, a series of the Trust on December 22, 2003. Before the reorganization, the Fund had no assets or liabilities. The Predecessor Fund invested its assets in the PIC Growth Portfolio, a separate registered investment company with the same investment objective.

The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, which details the attributes of each class. Generally, Class A shares are subject to a front-end sales load and a Rule 12b-1 fee as described in the prospectus. Class B shares are subject to a contingent deferred sales load and a 12b-1 fee as described in the prospectus. Class I shares are not subject to a sales load nor a Rule 12b-1 fee.

The Provident Investment Counsel Growth Fund. The investment objective of the Fund is to provide long-term growth of capital. There is no assurance that the Fund will achieve its objective. The Fund is a diversified open-end management investment company. The discussion below supplements information contained in the prospectus as to investment policies of the Fund.

Securities and Investment Practices

The discussion below supplements information contained in the prospectus as to investment policies of the Fund. The Advisor may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Fund achieve its goals.

Equity Securities. Equity securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks which can be converted into common stocks. They also include warrants and options to purchase common stocks.

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Short-Term Investments. Short-term investments are debt securities that mature within a year of the date they are purchased by the Fund. Some specific examples of short-term investments are commercial paper, bankers’ acceptances, certificates of deposit and repurchase agreements. The Fund will only purchase short-term investments which are “high quality,” meaning the investments have been rated A-1 by Standard & Poor’s Ratings Group (“S&P”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”), or have an issue of debt securities outstanding rated at least A by S&P or Moody’s. The term also applies to short-term investments that the Advisor believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Trustees of the Trust (the “Trustees” and/or “Board”). The Advisor will review and monitor the creditworthiness of such institutions under the Board’s general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser’s ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code (the “Bankruptcy Code”), the Fund intends to comply with provisions under such Code that would allow them immediately to resell the collateral.

Futures Contracts. The Fund may buy and sell stock index futures contracts. The Fund will not engage in transactions in futures contracts or related options for speculation, but may enter into futures contracts and related options for hedging purposes, for the purpose of remaining fully invested or maintaining liquidity to meet shareholder redemptions, to minimize trading costs, or to invest cash balances.

A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated “contract markets” which, through their clearing corporations, guarantee performance of the contracts.

Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. Entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

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A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

A futures option gives the holder, in return for the premium paid, the right to buy (call) or sell (put) to the writer of the option a futures contract at a specified price at any time during the term of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.

There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures on stock indices.

In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the amount of margin deposit on the Fund’s futures positions would exceed 5% of the market value of the Fund’s net assets.

Foreign Securities. The Fund may invest in securities of foreign issuers in foreign markets. In addition, the Fund may invest in American Depositary Receipts (“ADRs”), which are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets. A depositary may issue unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR. The Fund may invest no more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or ADRs which are listed on a national securities exchange or included in the National Association or Securities Dealers Automated Quotation (“NASDAQ”) system.

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Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency or (2) the Fund maintains a segregated account as described below. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

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At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Lending Fund Securities. To increase their income, the Fund may lend its portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. The Fund has adopted an operating policy that limits the amount of loans to not more than 25% of the value of the total assets of the Fund. During the time the Fund’s portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. The amounts received by the Fund will be reduced by any fees and administrative expenses associated with such loans. In addition, such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Advisor’s judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Fund or the borrower.

Segregated Accounts. When the Fund sells a futures contract or enters into a forward foreign currency exchange contract or sells securities short, it will establish a segregated account with its custodian bank, or a securities depository acting for it, to hold assets of the Fund in order to insure that the Fund will be able to meet its obligations. In the case of a call that has been written, the securities covering the option will be maintained in the segregated account and cannot be sold by the Fund until released. In the case of a put that has been written or a forward foreign currency contract that has been entered into, liquid securities will be maintained in the segregated account in an amount sufficient to meet the Fund’s obligations pursuant to the put or forward contract. In the case of a futures contract, liquid securities will be maintained in the segregated account equal in value to the current value of the underlying contract, less the margin deposits. The margin deposits are also held, in cash or U.S. Government securities, in the segregated account.

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When-Issued Securities. The Fund may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Fund’s net asset value. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will limit its investments in when-issued securities to less than 5% of its total assets. When the Fund purchases securities on a when-issued basis, it maintains liquid assets in a segregated account with its custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

U.S. Government Securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Among the U.S. Government securities that the Fund may purchase are “mortgage-backed securities” of the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Association (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). These mortgage-backed securities include “pass-through” securities and “participation certificates;” both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an “issuer” which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are “passed through” to the holders of the interest in the pool, thus, the payments to holders include varying amounts of principal and interest. Prepayment of the mortgages underlying these securities may result in the Fund’s inability to reinvest the principal at comparable yields.

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Another type of mortgage-backed security is the “collateralized mortgage obligation”, which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

INVESTMENT RESTRICTIONS

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the Investment Company Act of 1940 (the “1940 Act”), of the outstanding voting securities of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. Except with respect to borrowing, changes in values of assets of the Fund will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Fund at the time that it purchases any security.

As a matter of fundamental policy, the Fund is diversified; that means that at least 75% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers each of which represents no more than 5% of the value of the Fund’s total assets and no more than 10% of the issuer’s outstanding voting securities. The Fund’s investment objective is fundamental.

In addition, except as noted below, the Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it may not make investments while borrowings in excess of 5% of the value of its total assets are outstanding, provided that such borrowings may be made only to the extent that the value of the Fund’s total assets, as the case may be, less its liabilities other than borrowings (including borrowings pursuant to item (a) or otherwise), is equal at all times to at least 300% of all borrowings (including the proposed borrowing);

2.	Make short sales of securities or maintain a short position;

3.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4.	Write put or call options;

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5.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

6.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

7.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

8.	Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts;

9.	Invest in oil and gas limited partnerships or oil, gas or mineral leases;

10.	Make loans (except for investments in debt securities consistent with the investment policies of the Fund and in repurchase agreements; except that the Fund may make loans of portfolio securities);

11.	Make investments for the purpose of exercising control or management.

The Fund observes the following restrictions as a matter of operating but not fundamental policy. Except as noted below, the Fund may not:

1.	Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company’s voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

2.	Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board to be liquid).

3.	The Board has adopted the following restriction which will take effect if and when the current fundamental restriction against securities lending is modified as discussed above: Make loans of portfolio securities in an amount exceeding 25% of their respective total assets.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives and policies and to general supervision by the Board.

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The current Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below.

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held
Independent Trustees of the Trust*
Walter E. Auch (born 1921) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Management Consultant. Former Chairman, CEO of Chicago Board Options Exchange (CBOE) and former President of Paine Webber.	4	Director, Nicholas-Applegate Funds, Citigroup Funds, Pimco Advisors LLP, Senele Group and UBS Management.
Donald E. O’Connor (born 1936) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Financial Consultant; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	4	Independent Director, The Forward Funds.
George T. Wofford III (born 1939) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.	4	None.
James Clayburn LaForce (born 1927) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since May 2002.	Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.	4	Director, The Payden & Rygel Investment Group, The Metzler/Payden Investment Group, PIC Investment Trust,BlackRock Funds, Jacobs Engineering, Arena Pharmaceuticals, Cancervax.
George J. Rebhan (born 1934) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993.	4	Trustee, E*TRADE Funds.
Interested Trustee of the Trust**
Eric M. Banhazl (born 1957) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Senior Vice President, U.S. Bancorp Fund Services, LLC since July 2001; Treasurer, Investec Funds; formerly, Executive Vice President, Investment Company Administration, LLC; (“ICA”) (mutual fund administrator and the Fund’s former administrator).	4	None.
Officers of the Trust
Eric M. Banhazl (see above)	President (Interested Trustee - see above.)	Indefinite term since February 1997.	See Above.	4	See Above.

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Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held
Robert M. Slotk (born 1947) 2020 E. Financial Way, Suite 100 Glendora, CA	Vice President, Chief Compliance Officer	Indefinite term since September 2004	Vice President, U.S. Bancorp Fund Services, LLC since July 2001, formerly Senior Vice President, ICA (May 1997 - July 2001).	4	None.
Douglas G. Hess (born 1967) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite term since June 2003.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since March 1997.	4	None.
Rodney A. DeWalt (born 1967) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite term since December 2003.	Legal and Compliance Administrator, U.S. Bancorp Fund Services, LLC since January 2003. Thrivent Financial for Lutherans from 2000 to 2003, Attorney Private Practice 1997 to 2000	4	None.

*	Denotes those Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
**	Denotes Trustee who is an “interested person” of the Trust under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust. He is also an officer of U.S. Bancorp Fund Services, LLC, the administrator for the Fund. U.S. Bancorp Fund Services, LLC is an affiliate of Quasar Distributors, LLC, the Fund’s distributor.
***	The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund and Provident Investment Counsel Mutual Funds. The Fund and Provident Investment Counsel Mutual Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series, except Provident Investment Counsel Mutual Funds.

Compensation

During the past fiscal year, each Independent Trustee received $18,000 per year in fees, plus $500 for each special meeting attended and is reimbursed for expenses. In an effort to meet the industry’s best practice standard, the Board recently reviewed trustee compensation. Effective April 1, 2004, the independent trustees receive an annual trustee fee of $28,000 per year with no additional fee for special meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Trust[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[2] Paid to Trustees
Walter E. Auch, Trustee	$23,500	None	None	$23,500
Donald E. O'Connor Trustee	$23,000	None	None	$23,000

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Name of Person/Position	Aggregate Compensation From the Trust[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[2] Paid to Trustees
George T. Wofford III, Trustee	$23,500	None	None	$23,500
James Clayburn LaForce, Trustee	$23,500	None	None	$23,500
George J. Rebhan, Trustee	$23,500	None	None	$23,500

[1]	For the fiscal year November 1, 2003 through October 31, 2004.
[2]	There are currently numerous different portfolios comprising the Trust. For the fiscal year ended October 31, 2004, trustees fees and expenses in the amount of $7,640 were allocated to the Fund.

Trust Committees

The Trust has four standing committees: The Audit Committee, the Qualified Legal Compliance Committee, the Nominating Committee and the Valuation Committee. The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets twice per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. As the Fund is a newly formed series of the Trust, the Audit Committee has not met with respect to the Fund.

As of September 12, 2003, the Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. During the fiscal year ended October 31, 2004, the Nominating Committee has not met with respect to the Fund. The Independent Trustees comprise the Nominating Committee.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the Administrator’s staff who is knowledgeable about the Fund and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. As the Fund is a newly formed series of the Trust, the Valuation Committee has not met with respect to the Fund.

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Board Interest in the Fund

As of January 31, 2005, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, as of December 31, 2004, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.

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Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, 10,001 $50,000, $50,001-$100,000, Over $100,00)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Walter E. Auch, Trustee	None	None
Eric M. Banhazl, Trustee	None	None
Donald E. O’Connor, Trustee	None	None
George T. Wofford III, Trustee	None	None
James Clayburn LaForce, Trustee	None	None
George J. Rebhan, Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of January 31, 2005, the following shareholders were considered to be either a control person or principal shareholder of the Predecessor Fund:

Name and Address	No. of Shares Owned	Number of Shares	Ownership
George E. Handtmann III and Janet L. Handtmann - Family Trust 333 Lambert Rd. Carpinteria, CA 93031-3019	415,104.542	35.26%	Record and Beneficial
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers 101 Montgomery Street San Francisco, CA 94104-4122	308,311.154	26.19%	Record
Susan M. Thayer 1175 Wyndmere Circle Longmont, CO 80501	88,945.632	7.56%	Record and Beneficial

The Advisor

Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California, 91101-4106, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Subject to such policies as the Board may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

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The Advisor is an indirect, wholly owned subsidiary of Old Mutual plc, a public limited company based in the United Kingdom. Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. On September 26, 2000, Old Mutual acquired the assets of United Asset Management Corporation, the Advisor’s parent company; on that date the Advisor entered into a new Advisory Agreement having the same terms as the previous Advisory Agreement with the Fund. The term “Advisor” also refers to the Advisor’s predecessor.

Under the Advisory Agreement, the Advisor will provide a continuous investment program for the Fund and make decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Fund and the Trust are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Fund and the legal obligations with respect to which the Trust or the Fund may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus. However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For the periods indicated below, the Fund and the Portfolio in which the Predecessor Fund invested paid the following advisory fees to its Advisor:

Year	Total Fees Accrued by Advisor	Fees Waived	Balance Paid to Advisor
2004	$264,915	$226,338	$38,577
2003	$391,824	$132,881	$258,943
2002	$603,500	$87,952	$515,548

*	During the fiscal years ended 2002 and most of 2003, the Predecessor Fund was a series of the PIC Investment Trust.

The Fund is responsible for its own operating expenses. The Advisor, however, has contractually agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the “expense cap”). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board’s subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

B-16

In granting its approval of the Advisory Agreement at a meeting of the Board on September 12, 2003, the full Board, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services to be provided by the Advisor to the Predecessor Fund; (b) the appropriateness of the fees paid by the Fund to the Advisor; (c) the level of estimated Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of the Fund’s investments. Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the Fund and the proposed expenses of the Fund were reasonable and generally consistent in relation to the relevant peer groups and that the Advisor’s brokerage practices were reasonably efficient.

After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

The Advisor also provided certain administrative services to the Predecessor Fund pursuant to Administration Agreements, including assisting shareholders of the Predecessor Fund, furnishing office space and permitting certain employees to serve as officers and Trustees of the Trust. For its services, it earned a fee at the rate of 0.20% of the average net assets of each series of the Trust. Fees earned by the Advisor for administrative services for the fiscal years ended October 31, 2004, 2003, and 2002 are shown below:

Fees Earned by the Advisor for Administrative Services

2004	2003	2002
NA	$96,864	$148,160

The Advisor had previously agreed to limit the aggregate expenses of the Predecessor Fund to 1.25% of its average daily net assets. As a result, for the fiscal years ended October 31, 2004, 2003, and 2002, the Advisor waived a portion of its fee and reimbursed certain expenses that exceeded these expense limits in the amounts shown below:

B-17

Fees Waived and Expenses Absorbed by the Advisor
for Administrative Services

2004	2003	2002
NA	$162,013	$156,783

The Advisor has agreed to enter into an Operating Expense Limitation agreement with the Fund and has agreed to limit the Net Annual Operating Expenses to 0.95% of the Fund’s average daily net assets. The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if, within three subsequent years, the Fund’s expenses are less than the limit agreed to by the Advisor.

Portfolio Managers

The portfolio managers are responsible for the day-to-day management of the Fund. The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within various categories.

			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)

Donald E. Evenson (1)
Derek S. Derman
Susan J. Perkins
Registered Investment Companies	10	$803	None	None
Other Pooled Investments	0	0	None	None
Other Accounts	22	703.4	None	None

(1)  Mr. Evenson, Mr. Derman and Ms. Perkins are a part of a team that manages accounts.

Material Conflict of Interest. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers will proceed in a manner that ensures that the Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the management team. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation. There are four distinct elements to PIC’s compensation system: salary, incentive bonus compensation, point-holder bonus, and long term incentive plan. When factoring in all four elements of compensation, the portfolio managers and analysts have the ability to earn compensation in the upper quartile of the industry.

Team members can earn a very meaningful multiple of salary based on objective evaluation of their contribution to the pre-tax performance results achieved in the Advisor’s clients’ portfolios. Incentive bonuses are based solely on the investment performance of the client portfolio and each analyst relative to industry peers, on a short term and long term basis. Generally, the performance bonus, if maximized, will be the largest component of compensation for team members.

Officers are eligible to receive point-holder status, similar to that of a partnership, which enables them to participate in the sharing of the net profits of the firm. Point-holder status can be reached after consistent periods of outstanding performance, and results in the Advisor’s point-holders moving well up into the first quartile of compensation versus peer competitors.

Team members are not compensated for new business.

Securities Owned in the Fund by Portfolio Managers. As of December 31, 2004, the portfolio manager owned the following equity securities in the Fund:

Name of Portfolio Managers	Dollar Range of Equity Securities in the Fund Managed (None, $1-$10,000, 10,001-$50,000, $50,001-$100,000, Over $100,000)

Growth Fund
Donald E. Evenson	None
Derek S. Derman	None
Susan J. Perkins	None

The Administrator

Pursuant to an Administration Agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Fund. The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, from time to time, monitoring the Fund’s compliance with the Fund’s investment objective and restrictions, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund or by the Administrator on 60 days’ written notice (as defined in the 1940 Act). The Administration Agreement also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

For the fiscal years ended October 31, 2004, 2003, and 2002 the Predecessor Fund paid the following in administration fees to USBFS:

Administrative Fees Paid to USBFS

	2004	2003	2002
Provident Investment Counsel Growth Fund I	$61,560	$15,000	$15,000

*	During the fiscal years ended 2002 and most of 2003, the Predecessor Fund was a series of the PIC Investment Trust.

B-18

The Distributor

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 (the “Distributor”), pursuant to which the Distributor acts as the distributor to each of the Funds of the Trust, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous. The Distributor, Administrator, Transfer Agent and Custodian are affiliated companies.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

SERVICE PROVIDERS

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the “Administrator”), provides administrative services to the Fund pursuant to an Administration Agreement. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required notice filings necessary to maintain the Fund’s ability to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund’s servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund’s daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. U.S. Bancorp Fund Services, LLC also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

U.S. Bank, National Association, located at 425 Walnut St., Cincinnati, Ohio 45202, acts as custodian (“Custodian”) of the securities and other assets of the Fund. The Administrator also acts as the Fund’s transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund. The Administrator, Custodian and the Fund’s distributor are affiliated entities under the common control of U.S. Bancorp.

B-19

Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 are the independent registered public accounting firm for the Fund.

Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105, are legal counsel to the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisory Agreement state that in connection with its duties to arrange for the purchase and the sale of securities held by the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers (“brokers”) as shall, in its judgment, achieve the policy of “best execution,” i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreement to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory Agreement to consider whether the broker provides research or statistical information to the Fund and/or other accounts of the Advisor. The Advisor may select brokers who sell shares of the Fund.

The Advisory Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreement provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreement; (ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

Brokerage commissions for the Predecessor Fund for the past three fiscal years ended October 31, 2002, 2003 and 2004 were as follows:

	Brokerage Commissions	Portion Paid for Research Services
2004	$81,664	$13,290
2003	$123,409	$21,171
2002	$158,382	$16,934
*	During the fiscal years ended 2002 and most of 2003, the Predecessor Fund was a series of the PIC Investment Trust.

The decrease in brokerage commissions from 2002 to 2003 can be attributed to both the reduction in the size of the Growth Portfolio and to a reduction in the per share commission rate from $0.06 per share to $0.05 per share.

B-20

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of the Fund’s investments. The research which the Advisor receives for the Fund’s brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

Money market instruments usually trade on a “net” basis. On occasion, certain money market instruments may be purchased by the Fund directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

There are occasions on which the Advisor on behalf of the Fund may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Advisor. Although some concurrent trading potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Advisor believes that to do so is in the best interests of the Fund. When such concurrent trading occurs, the Advisor will seek to average prices or otherwise allocate the executions in an equitable manner among the Fund and the other parties involved.

The Advisor adopted Best Execution Policy procedures in August 2001. The procedures provide compliance guidance for the Advisor when determining the reasonableness of commissions, whether its brokers are qualified, “step out” transactions, and the use soft dollars. Step out transactions are where portions of a trade are directed by the Advisor to another broker. Generally, the Advisor uses “step outs” to achieve better execution. Or, if a client directs brokerage so that the transaction is not a part of the Advisor’s block trade, the Advisor may “step out” that client’s portion of the transaction from its regular broker to the directed broker to follow the client’s direction. The Advisor periodically reviews the implementation and the effectiveness of these procedures.

REVENUE SHARING ARRANGEMENT

The Advisor, out of its own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to the service fees and other fees paid by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus. As of December 31, 2004, the Advisor has revenue sharing arrangements with approximately six brokers and other financial intermediaries, of which some of the more significant include arrangements with Prudential/Wachovia, Charles Schwab and Hewitt Associates.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Funds and/or investors in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the Funds and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) a percentage of net assets; and/or (iii) as a fixed dollar-amount. As of the date of this Statement of Additional Information, the maximum amount of additional compensation that the Advisor is paying to any intermediary from its own assets was 0.40% of average daily net assets.

B-21

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Portfolio Transactions and Brokerage.” The Predecessor Fund’s portfolio turnover rates for the past two fiscal years ended October 31, 2002 and 2003 were as follows:

Portfolio Turnover Rate

2004	2003
62.67%	79.11%

PORTFOLIO HOLDINGS INFORMATION

The Trust on behalf of the Fund has adopted portfolio holdings disclosure policies (“Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. The Advisor has also adopted the Trust’s Policies with respect to disclosure of portfolio holdings of the Fund. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Policies. The Advisor and the Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor, or any other affiliated person of the Fund. After due consideration, the Adviser and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Policies. The Board also authorized the Advisor or appointed officers to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Policies, Codes of Ethics and other relevant policies of the Fund’s and their service providers by the Trust’s Chief Compliance Officer, (2) by considering reports and recommendations by the Trust’s Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under Investment Company Act), and (3) by considering to approve any amendment to these Policies. The Board reserves the right to amend the Policies at any time without prior notice in their sole discretion.

The Advisor and the Fund maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees of the Fund. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

The securities activities engaged in or contemplated for the Fund and the securities held by the Fund, may not be disclosed to any person other than the Trustees and officers of the Fund, except for the following disclosures:

•	To employees of PIC who need to know such information in order for PIC to fulfill its obligations to the Fund;
•	To other persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund, as designated by the Fund to PIC, such as administrators, custodians, and fund accountant;
•	Pursuant to a regulatory request or as otherwise required by law;
•	In connection with periodic reports by the Fund that are available to shareholders and the public;
•	To mutual fund rating or statistical agencies or persons performing similar functions, as designated by the client to PIC; or
•	To other persons designated by the Fund to PIC or approved in writing by the Chief Compliance Officer of PIC (the “CCO”).

Currently, the Fund has obtained confidentiality agreements and has arrangements to provide additional disclosure of portfolio holdings information to the following rating and ranking organizations and pension plan consultants: Lipper, Morningstar, Standard & Poor’s, Bloomberg, FT Interactive Data, Wilshire, Thomson Financial, Vickers Stock, Citigate Financial, Bidart & Ross, Inc., and Prime, Buchholz & Associates, Inc.

PIC may not receive compensation in connection with the disclosure of information about client portfolio securities. In the event of a conflict between the interests of the Fund and the interests of PIC or an affiliated person of PIC, the CCO shall make a determination in the best interests of the client, and shall report such determination to PIC Board of Directors and to the Fund’s Board of Trustees at the end of the quarter in which such determination was made.

Any employee of PIC who suspects a breach of this obligation should report the matter immediately to the CCO or to his or her supervisor.

In addition, the Fund’s service providers, such as, custodian, and transfer agent may receive portfolio holdings information in connection with their services to the Fund. In no event shall the Advisor, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

B-22

•	To employees of PIC who need to know such information in order for PIC to fulfill its obligations to the Fund;
•	To other persons providing services to the client who have a need to know such information in order to fulfill their obligations to the client, as designated by the fund to PIC, such as administrators, custodians, and the board of directors of an investment company;
•	Pursuant to a regulatory request or as otherwise required by law;
•	In connection with periodic reports by the Fund that are available to shareholders and the public;
•	To mutual fund rating or statistical agencies or persons performing similar functions, as designated by the client to PIC; or
•	To other persons designated by the client to PIC or approved in writing by the Chief Compliance Officer of PIC (the “CCO”).

Currently, the Fund has obtained confidentiality agreements and has arrangements to provide additional disclosure of portfolio holdings information to the following rating and ranking organizations and pension plan consultants: NEED INFO

PIC may not receive compensation in connection with the disclosure of information about client portfolio securities. In the event of a conflict between the interests of a client and the interests of PIC or an affiliated person of PIC, the CCO shall make a determination in the best interests of the client, and shall report such determination to PIC Board of Directors and to the client at the end of the quarter in which such determination was made.

Any employee of PIC who suspects a breach of this obligation should report the matter immediately to the CCO or to his or her supervisor.

In addition, the Fund’s service providers, such as, custodian, and transfer agent may receive portfolio holdings information in connection with their services to the Fund. In no event shall the Advisor, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Detailed information on the purchase and redemption of shares is included in the Fund’s prospectus. Shares of the Fund are sold without a sales charge at the next price calculated after receipt of an order for purchase. To purchase shares of the Fund, you must invest the initial minimum investment. However, the Fund reserves the right to reduce or waive the minimums for certain retirement and other employee benefit plans; for the Advisor’s employees, clients and their affiliates; for investment Advisors or financial institutions offering investors a program of services; or any other person or organization deemed appropriate by the Fund. You may redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business. A shareholder whose redemption order is received by the Fund’s transfer agent after the close of trading on the NYSE will redeem shares at the net asset value as of the next trading day on the NYSE. A broker may charge a transaction fee for the redemption.

B-23

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or their shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four transactions out of the Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Redemption-in-Kind. The Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net asset value in securities instead of cash.

Small Accounts. The Fund reserves the right to close an account that has dropped below $1,000, except retirement accounts, in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 30 days prior to any proposed redemption are invited to add to their account if they wish to continue as a shareholder of the Fund; however, the Fund does not presently contemplate making such redemptions and the Fund will not redeem any shares held in tax-sheltered retirement plans.

NET ASSET VALUE

The net asset value of the Fund’s shares will fluctuate and is determined as of the close of trading on the Exchange (normally 4 p.m. Eastern time) each business day. The Fund’s net asset value is calculated separately.

Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be other-the-counter. Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board of Trustees.

B-24

The net asset value per share is computed by dividing the value of the securities held by the Fund or Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Fund outstanding at such time, as shown below:

Net Assets	=	Net Asset Value per share
Shares Outstanding

An example of how the Predecessor Fund calculated the net asset value per share as of October 31, 2004 is as follows:

$9,020,760	=	$7.31
1,233,777

TAXATION

Fund’s Tax Status

The Fund will be taxed under the Internal Revenue Code ( the “IRS Code”) and intends to elect to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the IRS Code. In each taxable year that the Fund qualifies, the Fund (but not their shareholders) will be relieved of federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of their investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

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The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends from the Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of the Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record if the dividends are paid by the fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Special Tax Considerations

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Fund shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the IRS Code. For example, certain retirement accounts cannot claim foreign tax credits on investments held by the Fund. If more than 50% in value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporation, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable income or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a non-resident alien individual or foreign corporation, may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to their shareholders the amount per share of such withholding taxes.

Many of the options, futures and forward contracts used by the Fund are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses (“60/40”) although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Section 1256 contracts held by the Fund at the end of their fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the IRS Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

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Generally, the transactions in options, futures and forward contracts undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Fund and taxed as ordinary income when distributed to shareholders of the Fund. The Fund may make certain elections available under the IRS Code which are applicable to straddles. If the Fund makes such elections, recognition of gains or losses from certain straddle positions may be accelerated.

The tests which the Fund must meet to qualify as RICs, described above, may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

Under the IRS Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as “section 988” gains or losses. Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income or qualified dividend income to the extent of the Fund’s earnings and profits. Distributions of the Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

The Fund is required to withhold a certain percentage of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold a certain percentage of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

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PERFORMANCE INFORMATION

Average Annual Total Return

Average annual total return quotations used in the Fund’s prospectus are calculated according to the following formula:

P(1 + T)n = ERV

Where:
“P”	=	Represents a hypothetical initial investment of $1,000;
“T”	=	Represents average annual total return;
“n”	=	Represents the number of years; and
“ERV”	=	Represents the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in the prospectus will be based on rolling calendar quarters. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions)

The Fund’s quotations of average annual total return (after taxes on distributions) reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

P(1 + T)(n) = ATV(D)

Where:
“P”	=	represents a hypothetical initial investment of $1,000;
“T”	=	represents average annual total return;
“n”	=	represents the number of years; and
“ATV(D)”	=
represents the ending value of the hypothetical initial investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

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Average Annual Total Return (after Taxes on Distributions and Redemption)

The Fund’s quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

P (1+ T)(n) = ATV(DR)

Where:
“P”	=	represents a hypothetical initial investment of $1,000;
“T”	=	represents average annual total return;
“n”	=	represents the number of years; and
“ATV(DR)”	=
represents the ending redeemable value of the hypothetical initial investment after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Yield

Annualized yield quotations used in the Fund’s prospectus are calculated by dividing the Fund’s interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

YIELD = 2 [ (a-b + 1)(6) - 1]
     cd

where “a” equals dividends and interest earned during the period; “b” equals expenses accrued for the period, net of reimbursements; “c” equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and “d” equals the maximum offering price per share on the last day of the period.

Except as noted below, in determining net investment income earned during the period (“a” in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation’s yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

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For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”) are reasonably designed to ensure that proxies are voted in the best interests of the Fund’s shareholders. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote. Pursuant to the Advisor’s Proxy Policies, a Proxy Committee has been established that has appointed a Proxy Manager to analyze proxies and generally manage the proxy voting process. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

Certain of the Advisor’s proxy voting guidelines are summarized below:

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•	With respect to corporate governance issues, proxies are generally voted FOR management proposals unless there is a belief that such proposal may have a negative impact on the economic interests of shareholders, such as proposals limiting shareholder rights or imposing supermajority provisions;
•	With respect to takeovers, proxies are generally voted FOR management sponsored anti-takeover proposals that (1) enhance management’s bargaining position but do not discourage series offers, such as poison pills; and
•	With respect to compensation plans, proxies are generally voted FOR management sponsored compensation plans that are reasonable, competitive and not unduly burdensome.

Where a proxy proposal raises a conflict of interest between the Advisor’s interest and the Fund’s interest, the Proxy Committee will not take into consideration the relationship that raises the potential conflict of interest and will vote proxies solely in the best interest of the Fund. Further, any members of the Proxy Committee that personally have actual or potential conflicts of interest must notify appropriate parties and may be required to recuse himself or herself from participating in the decision process for that proxy vote. The Advisor also has procedures in place for reporting and investigating any perceived improper influence on the proxy voting decision-making process.

The Trust is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30. The Fund’s proxy voting record is available without charge, upon request, by calling toll-free 1-800-618-7643 and on the SEC’s website at www.sec.gov.

GENERAL INFORMATION

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value of 0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Fund, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

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The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

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The Boards of the Trust and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Advisor to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

The annual report to shareholders for the Predecessor Fund for the fiscal year ended October 31, 2004 is a separate document supplied with this SAI, and the financial statements, accompanying notes and reports of independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

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APPENDIX
Description of Ratings

Moody’s Investors Service, Inc.: Corporate Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies numerical modifiers “1”, “2” and “3” to both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Ratings Group: Corporate Bond Ratings

AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

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BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation “A-2” is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

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